                                                                 EXHIBIT 10.10




                           REPEATER TECHNOLOGIES, INC.


                              CONVERTIBLE DEBENTURE
                         AND WARRANT PURCHASE AGREEMENT

                                 JULY 11, 2000


                                TABLE OF CONTENTS



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1.             AGREEMENT TO SELL AND PURCHASE.............................................................................1

               1.1           Authorization................................................................................1

               1.2           Sale and Purchase - Closing..................................................................1

               1.3           Separate Purchases...........................................................................2

               1.4           Payments.....................................................................................2

2.             CLOSING, DELIVERY AND PAYMENT..............................................................................2

               2.1           Closing......................................................................................2

               2.2           Subsequent Sales.............................................................................2

               2.3           Subsequent Closings..........................................................................3

3.             REPRESENTATIONS AND WARRANTIES OF THE COMPANY..............................................................3

               3.1           Organization, Good Standing and Qualification................................................3

               3.2           Capitalization...............................................................................3

               3.3           Authorization; Binding Obligations...........................................................4

               3.4           Financial Statements.........................................................................4

               3.5           Agreements; Action...........................................................................4

               3.6           Changes......................................................................................5

               3.7           Title to Properties and Assets; Liens, etc...................................................6

               3.8           Patents and Trademarks.......................................................................6

               3.9           Compliance with Other Instruments............................................................7

               3.10          Litigation...................................................................................7

               3.11          Tax Returns and Payments.....................................................................7

               3.12          Employees....................................................................................7

               3.13          Registration Rights..........................................................................8

               3.14          Compliance with Laws.........................................................................8

               3.15          Offering Valid...............................................................................8

               3.16          Insurance....................................................................................8

               3.17          Stockholders, Directors and Officers; Indebtedness...........................................8

               3.18          Consents.....................................................................................9

               3.19          Environmental and Safety Laws................................................................9

               3.20          Composition of Board.........................................................................9


                                       i.



                                TABLE OF CONTENTS
                                   (CONTINUED)



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               3.21          Minute Books.................................................................................9

               3.22          Qualified Small Business.....................................................................9

               3.23          Full Disclosure..............................................................................9

4.             REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS..........................................................10

               4.1           Requisite Power and Authority...............................................................10

               4.2           Consents....................................................................................10

               4.3           Investment Representations..................................................................10

5.             CONDITIONS TO PURCHASERS' OBLIGATIONS AT THE CLOSING......................................................11

               5.1           Representations and Warranties Correct......................................................11

               5.2           Covenants...................................................................................11

               5.3           Compliance Certificates.....................................................................11

               5.4           Amended and Restated Investors Rights Agreement.............................................11

               5.5           Certificate.................................................................................11

               5.6           Minimum Investment..........................................................................12

               5.7           Proceedings and Documents...................................................................12

               5.8           Qualifications, Legal Investment............................................................12

               5.9           Management Rights...........................................................................12

6.             CONDITIONS TO COMPANY'S OBLIGATIONS AT CLOSING............................................................12

               6.1           Representations Correct.....................................................................12

               6.2           Qualifications, Legal Investment............................................................12

               6.3           Covenants...................................................................................12

               6.4           Certificate.................................................................................12

               6.5           Minimum Investment..........................................................................12

7.             COVENANTS.................................................................................................13

               7.1           Qualified Small Business....................................................................13

               7.2           Series EE Preferred.........................................................................13

               7.3           Vote of Holders of Debentures...............................................................13

               7.4           Waiver of Right of First Refusal............................................................13

8.             MISCELLANEOUS.............................................................................................13

               8.1           Governing Law...............................................................................13


                                      ii.


                                TABLE OF CONTENTS
                                   (CONTINUED)



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               8.2           Survival....................................................................................13

               8.3           Successors and Assigns......................................................................14

               8.4           Entire Agreement............................................................................14

               8.5           Separability................................................................................14

               8.6           Amendment and Waiver........................................................................14

               8.7           Delays or Omissions.........................................................................14

               8.8           Waiver of Conflicts.........................................................................14

               8.9           Notices, etc................................................................................15

               8.10          Payment of Fees and Expenses................................................................15

               8.11          Attorneys' Fees.............................................................................15

               8.12          Titles and Subtitles........................................................................15

               8.13          Counterparts................................................................................15

               8.14          Broker's Fees...............................................................................15

               8.15          Parties in Interest.........................................................................15



                                      iii.

                           REPEATER TECHNOLOGIES, INC.

                            CONVERTIBLE DEBENTURE AND
                           WARRANT PURCHASE AGREEMENT


        THIS CONVERTIBLE DEBENTURE AND WARRANT PURCHASE AGREEMENT (the "Agreement") is entered into as of July 11, 2000, by and among REPEATER TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and each of those persons and entities, severally and not jointly, whose names are listed in the column entitled "Purchaser" on the Schedule of Purchasers attached hereto as EXHIBIT A (which persons and entities are hereinafter collectively referred to as "Purchasers" and each individually as a "Purchaser").

                                    RECITALS

        WHEREAS, the Company has authorized the sale and issuance, on the terms and conditions set forth herein, of up to six million dollars ($6,000,000) principal amount of convertible debentures (the "Debentures") and the issuance of warrants exercisable for shares of Series EE Preferred Stock (the "Warrants");

        WHEREAS, Purchasers desire to purchase the Debentures and the Warrants on the terms and conditions set forth herein; and

        WHEREAS, the Company desires to issue and sell the Debentures and the Warrants to Purchasers on the terms and conditions set forth herein;

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

        1. AGREEMENT TO SELL AND PURCHASE.

           1.1 AUTHORIZATION. On or prior to the Initial Closing (as defined in Section 2 below), the Company shall have authorized (i) the sale and issuance to Purchasers of up to six million dollars ($6,000,000) principal amount of Debentures in the form attached hereto as EXHIBIT B and (ii) the issuance of warrants to purchase Series EE Preferred Stock in the form attached hereto as EXHIBIT D (exercisable by their terms for shares of Series EE Preferred Stock). The Company has, or prior to the Initial Closing will have, adopted and filed the Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") in substantially the form attached hereto as EXHIBIT C with the Secretary of State of the State of Delaware.

           1.2 SALE AND PURCHASE - CLOSING. Subject to the terms and conditions hereof, and in reliance upon the representations, warranties and agreements contained herein, at the Initial Closing (as hereinafter defined) and any subsequent Closings, if any, the Company will (i) issue and sell to the Purchasers, and the Purchasers will buy from the Company, Debentures in the principal amount specified opposite each Purchaser's name in the column entitled "Debentures," respectively, on the Schedule of Purchasers attached hereto as EXHIBIT A, for the appropriate consideration specified on the Schedule of Purchasers, payable by check or wire transfer and (ii) issue to each Purchaser a warrant in substantially the form attached hereto as Exhibit D (each, a "Warrant" and collectively, the "Warrants") exercisable for the same number of shares set opposite such Purchaser's name on Exhibit A.

           1.3 SEPARATE PURCHASES. The Company's agreement with each of the Purchasers is a separate agreement from the other Purchasers, and the sale of the Debentures to each of the Purchasers is a separate sale from the other Purchasers. The Company, in its sole and absolute discretion, reserves the right to approve or disapprove each investor.

           1.4 PAYMENTS. Payment of the Purchase Price shall be made only by check payable to the Company, wire transfer or cancellation of indebtedness of the Company. Any Purchaser paying by wire transfer authorizes Cooley Godward LLP to accept the Purchase Price into its trustee account and to disburse such funds to the Company upon the Initial Closing.

        2. CLOSING, DELIVERY AND PAYMENT.

           2.1 CLOSING. The closing under this Agreement shall take place at 10:00 a.m. on July 11, 2000 (the "Closing Date"), at the offices of Cooley Godward LLP, Five Palo Alto Square, 3000 El Camino Real, Palo Alto, California 94306, or at such other time or place as the Company may designate (the "Initial Closing"). At the Initial Closing, subject to the terms and conditions hereof, the Company will deliver to each Purchaser (i) the Debenture purchased by such Purchaser from the Company against payment by or on behalf of such Purchaser of the purchase price set forth opposite such Purchaser's name on EXHIBIT A (the "Purchase Price") and (ii) a Warrant exercisable for the number of shares set forth opposite such Purchaser's name on EXHIBIT A.

           2.2 SUBSEQUENT SALES. To the extent that the aggregate amount of the Debentures authorized for sale as described in Section 1.1 hereof is not sold pursuant to this Agreement, at any time on or before the ninetieth (90th) day following the Initial Closing, subject to the terms and conditions of this Agreement, the Company may sell up to all of the amount of such unsold Debentures to such persons as the Company may determine, upon the same terms as the Debentures purchased and sold hereunder. Any such sale shall be upon the same terms and conditions as those contained herein, may occur on one or more occasions and such persons or entities shall become parties to this Agreement and that certain Seventh Amended and Restated Investors' Rights Agreement dated of even date herewith, by and among the Company and the Purchasers, the form of which is attached hereto as EXHIBIT F (the "Amended Rights Agreement"), and shall have the rights and obligations of a Purchaser hereunder and thereunder. Such persons or entities may become parties to such agreements (i)(a) by executing copies of such agreements which, as of the date hereof, provide for execution by them or (b) by appending additional signature pages to such agreements containing their signatures and (ii) by appending additional pages to or revising the Exhibit A of each such agreement appropriately, and the Company is authorized to effect any of such alternatives on one or more occasions without the further consent of the Purchasers, notwithstanding any provision hereof to the contrary.

           2.3 SUBSEQUENT CLOSINGS. In the event that there is more than one closing, the term "Closing" shall apply to each such closing unless otherwise specified and the term "Debentures" shall apply to all of the Debentures sold and issued at each such closing.

        3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth on the Schedule of Exceptions attached hereto as EXHIBIT F, the Company hereby represents and warrants to each Purchaser as follows:

           3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. The Company has full power and authority to own and operate its properties and assets, and to carry on its business as presently conducted and as presently proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business. The Company has no subsidiaries or affiliated companies and owns no equity securities of any other corporation, limited partnership or similar entity.

           3.2 CAPITALIZATION. The authorized capital stock of the Company, immediately prior to the Initial Closing, will consist of 70,000,000 shares of Common Stock, 3,320,400 shares of which are issued and outstanding, and 20,000,000 shares of Preferred Stock, 1,228,409 shares of which are designated Series AA Preferred Stock, all of which are issued and outstanding, 5,081,668 shares of which are designated Series BB Preferred Stock, 4,246,316 of which are issued and outstanding, 4,600,000 shares of which are designated Series CC Preferred Stock, 4,402,907 of which are issued and outstanding, 3,300,000 shares of which are designated Series DD Preferred Stock, none of which are issued and outstanding, and 1,500,000 shares of which are designated Series EE Preferred Stock, none of which are issued and outstanding. All shares of the Company's Common Stock, Series AA Preferred Stock, Series BB Preferred Stock and Series CC Preferred Stock issued and outstanding immediately prior to the date hereof have been duly authorized and validly issued and are fully paid and nonassessable. The rights, preferences, privileges and restrictions of the Series AA Preferred Stock, Series BB Preferred Stock, Series CC Preferred Stock, Series DD Preferred Stock and Series EE Preferred Stock are as stated in the Certificate of Incorporation. As of the Initial Closing, each share of Series AA Preferred Stock will be convertible into Common Stock on approximately a 1.197-for-one basis, and each share of Series BB Preferred Stock, Series CC Preferred Stock and Series DD Preferred Stock will be convertible into Common Stock on a one-for-one basis. The shares of Common Stock issuable upon the conversion of the issued and outstanding shares of Series AA Preferred Stock, Series BB Preferred Stock and Series CC Preferred Stock have been duly and validly reserved for issuance and, when issued in accordance with the Certificate of Incorporation, will be validly issued, fully paid and nonassessable. Other than as set forth on the Schedule of Exceptions, and except as may be granted pursuant to the Amended Rights Agreement, immediately prior to the Initial Closing, there are no outstanding options, warrants, rights (including conversion or preemptive rights), proxy or stockholder agreements, or agreements of any kind for the purchase or acquisition from the Company of any of its securities.

           3.3 AUTHORIZATION; BINDING OBLIGATIONS. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, sale and issuance of the Debentures pursuant hereto and, subject to the receipt of appropriate notice or the occurrence of an event upon which such conversion is required, the Series EE Preferred Stock issuable upon conversion of the Debentures (the "Conversion Shares") and the Common Stock issuable upon conversion thereof (the "Conversion Common") pursuant to the Certificate of Incorporation and for the performance of the Company's obligations hereunder and under the Debentures and the Amended Rights Agreement has been taken or will be taken prior to the Initial Closing. The Agreement and the Debentures, when executed and delivered, will be valid and binding obligations of the Company enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and (ii) as general principles of equity restrict the availability of equitable remedies. The sale of the Debentures and the subsequent conversion of Debentures into Conversion Shares and of Conversion Shares into Conversion Common are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with. The Conversion Shares and Conversion Common have been duly authorized by the Company and when issued in compliance with the provisions of this Agreement, the Debentures and the Certificate of Incorporation, the Conversion Shares and the Conversion Common will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Debentures, Conversion Shares and Conversion Common may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

           3.4 FINANCIAL STATEMENTS. The Company has delivered to each Purchaser its audited financial statements for the fiscal year ended March 31, 2000 (the "Financial Statements"), copies of which are attached hereto as EXHIBIT G. The Financial Statements are complete and correct in all material respects, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except as disclosed therein, and present fairly the financial condition and results of operations of the Company for the periods indicated; provided however, that the unaudited financial statements are subject to normal recurring year-end audit adjustments and do not contain all footnotes required under generally accepted accounting principles.

           3.5 AGREEMENTS; ACTION.

               (a) Except for agreements explicitly contemplated hereby and agreements between the Company and its employees with respect to the sale of the Company's Common Stock, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors or affiliates, or any affiliate or relative thereof.

               (b) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound which may involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $100,000 (other than obligations of, or payments to, the Company arising from purchase or sale agreements entered into in the ordinary course of business), or (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the

Company (other than licenses arising from the purchase of "off the shelf" or other standard products), or (iii) provisions restricting or affecting the development, manufacture or distribution of the Company's products or services, or (iv) indemnification by the Company with respect to infringements of proprietary rights (other than indemnification obligations arising from purchase or sale agreements entered into in the ordinary course of business).

               (c) Since March 31, 2000, the Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities (other than with respect to indebtedness and other obligations incurred in the ordinary course of business or as disclosed in the Financial Statements) individually in excess of $100,000 or, in the case of indebtedness and/or liabilities individually less than $100,000, in excess of $200,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, (iv) repurchased, redeemed or otherwise acquired any shares of its capital stock or agreed to do so (other than repurchases of Common Stock from employees or consultants of the Company at the initial purchase price thereof upon termination of their such person's services to the Company) or (v) sold, exchanged or otherwise disposed of any of its assets or rights, other than the disposal of unnecessary equipment or the sale of its inventory in the ordinary course of business.

               (d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

           3.6 CHANGES. Since March 31, 2000, there has not been:

               (a) Any change in the assets, liabilities, financial condition, operations or prospects of the Company, other than changes in the ordinary course of business, none of which individually or in the aggregate has had or is expected to have a material adverse effect on such assets, liabilities, financial condition, operations or prospects of the Company;

               (b) Any change, except in the ordinary course of business, in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty, or otherwise, none of which individually or in the aggregate has had or is expected to have a material adverse effect on the assets, liabilities, financial condition, operations or prospects of the Company;

               (c) Any damage, destruction, or loss, whether or not covered by insurance, materially and adversely affecting the properties or business of the Company;

               (d) Any waiver by the Company of a valuable right or of a material debt owed to it;

               (e) Any direct or indirect loans made by the Company to any stockholder, employee, officer, or director of the Company, other than advances made in the ordinary course of business;

               (f) Any declaration or payment of any dividend or other distribution of the assets of the Company;

               (g) Any labor organization activity;

               (h) Any debt, obligation, or liability incurred, assumed or guaranteed by the Company, except current liabilities incurred in the ordinary course of business;

               (i) Any change in any material agreement to which the Company is a party or by which it is bound which materially and adversely affects or, so far as the Company may now foresee, in the future could materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company, including compensation agreements with the Company's employees;

               (j) Any other event or condition of any character that, either individually or cumulatively, has materially and adversely affected, or, so far as the Company may now foresee, in the future could materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company; or

               (k) Any agreement on the part of the Company to do any of the foregoing.

           3.7 TITLE TO PROPERTIES AND ASSETS; LIENS, ETC. The Company has good and marketable title to its properties and assets, including the properties and assets reflected in the balance sheet as at March 31, 2000 (included in the Financial Statements), and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance, or charge, other than
(i) those resulting from taxes which have not yet become delinquent, or (ii) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company.

           3.8 PATENTS AND TRADEMARKS. To the best of the Company's knowledge, the Company, as of the Closing Date, owns or has sufficient rights to those trade names, copyrights, trade secrets, information, patents, trademarks, service marks, licenses, rights and processes necessary for its business as now conducted and as proposed to be conducted without any conflict with or infringement of the rights of others. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products. To the best knowledge of the Company, the Company has not violated or infringed or, by conducting its business as proposed, will violate or infringe any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. To the best knowledge of the Company none of the Company's employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. To the best knowledge of the Company, neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe that, as the Company's business is currently conducted or proposed to be conducted, it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company.

           3.9 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation, breach or default of any term of its Certificate of Incorporation or Bylaws, any mortgage, indenture, contract, agreement, instrument, judgment, decree, order or, to the best of its knowledge, any statute, rule, or regulation applicable to the Company or by which the Company or its assets is bound which would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company, and, to the best of the Company's knowledge, no event or condition has occurred or exists which, with the lapse of time or the giving of notice or both would constitute such a violation, breach or default. The execution, delivery, and performance of and compliance with this Agreement and the issuance and sale of the Debentures pursuant hereto and of the Conversion Shares and Conversion Common pursuant to the Certificate of Incorporation, will not result in any such violation, breach or default or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance, or charge upon any of the properties or assets of the Company.

           3.10 LITIGATION. There is no action, suit, proceeding or investigation pending or currently threatened against the Company which might result, either individually or in the aggregate, in any material adverse changes in the assets, liabilities, financial condition, operations, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor to the best knowledge of the Company, is there any basis for the foregoing. The foregoing includes, without limitation, actions pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

           3.11 TAX RETURNS AND PAYMENTS. The Company has filed or has received extensions for all tax returns, reports, schedules and other documents which are required to be filed by it with the Internal Revenue Service or any other governmental taxing authority. All such tax returns are accurate and complete in all material respects and all taxes shown to be due and payable on such returns, any assessments imposed, and all other taxes and estimated payments due and payable by the Company on or before the Initial Closing have been paid.

           3.12 EMPLOYEES. The Company has no collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or threatened with respect to the Company. No employee has any agreement or contract, written or oral, regarding his employment with the Company. To the best of the Company's knowledge, no employee of the Company, nor anyone with whom the Company has contracted, is in violation of any term of any employment, non-compete or non-disclosure contract, inventions agreement, patent disclosure agreement or any other agreement relating to the right of any such individual to be employed by, or to provide services to or contract with, the Company; and, to the best of the Company's knowledge after due investigation, the continued employment by the Company of its present employees, and the performance of the Company's contracts with its independent contractors, will not result in any such violation. The Company has not received any notice alleging that any such violation has occurred. Each employee of the Company has executed a Proprietary Information and Inventions Agreement in the form delivered to the Purchasers.

           3.13 REGISTRATION RIGHTS. Except as required pursuant to the Amended Rights Agreement, the Company is presently not under any obligation, and has not granted any rights, to register any of the Company's presently outstanding securities or any of its securities that may hereafter be issued.

           3.14 COMPLIANCE WITH LAWS. The Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof which violation would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. No orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations, declarations or other documents are required to be filed in connection with the execution and delivery of this Agreement, the Debentures and the Amended Rights Agreement and the issuance of the Debentures or the Conversion Shares or the Conversion Common, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Initial Closing, as will be filed in a timely manner.

           3.15 OFFERING VALID. Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 4.3 hereof, the offer, sale and issuance of the Debentures, the Conversion Shares and Conversion Common will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Debentures to any person or persons so as to bring the offer or sale of such Debentures by the Company to the Purchasers within the registration provisions of the Securities Act or any state securities laws.

           3.16 INSURANCE. The Company has in full force and effect fire, casualty and products liability insurance policies, with extended coverage, sufficient in amount to allow it to replace any of its owned or leased properties which might be damaged or destroyed.

           3.17 STOCKHOLDERS, DIRECTORS AND OFFICERS; INDEBTEDNESS. The Company has no indebtedness to any of its officers, directors or stockholders or to any member of the immediate family thereof and none of such person is indebted to the Company, other than travel, relocation, and other expenses which are advanced and reimbursed in the ordinary course of business and are not material. To the best of the Company's knowledge, none of the officers or directors or significant employees or consultants of the Company has, individually or collectively, directly or indirectly, a material interest in any entity which is a direct competitor, customer or supplier of (or has any existing contractual relationship with) the Company, other than shares of publicly traded corporations held by such persons.

           3.18 CONSENTS. No consent, approval, qualification, order or authorization of, or filing with, any governmental authority or other person is required in connection with the Company's valid execution, delivery or performance of this Agreement or the offer, sale or issuance of the Debentures by the Company, the conversion of the Debentures, the issuance of the Conversion Shares upon conversion of the Debentures, the issuance of Conversion Common upon conversion of the Conversion Shares or the consummation of any other transaction contemplated on the part of the Company hereby, except (a) the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware prior to the Initial Closing, (b) the filing of a notice of exemption pursuant to Section 25102(f) of the California Corporations Code with the California Commission of Corporations, which the Company covenants to complete within fifteen (15) days after the Initial Closing, or (c) other post-closing state securities law filings which the Company covenants to complete on a timely basis.

           3.19 ENVIRONMENTAL AND SAFETY LAWS. The Company is not, to the best of its knowledge, in violation of any applicable statute, law, or regulation relating to the environment or occupational health and safety, and no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

           3.20 COMPOSITION OF BOARD. As of the date hereof, the Bylaws of the Company provide that the authorized number of the Board of Directors is a minimum of five (5) and a maximum of nine (9) directors.

           3.21 MINUTE BOOKS. The minute books of the Company contain a complete summary of all meetings and actions of the Company's Board of Directors and stockholders since the time of incorporation and accurately reflect all transactions referred to in such minutes in all material respects.

           3.22 QUALIFIED SMALL BUSINESS. The Company qualifies as a Qualified Small Business as defined in Section 1202(d) of the Internal Revenue Code of 1986, as amended (the "Code").

           3.23 FULL DISCLOSURE. Neither this Agreement, the Exhibits hereto nor any of the documents delivered by the Company or authorized to be delivered on behalf of the Company by its representatives to Purchasers or their attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. To the best of the Company's knowledge, there are no facts which (individually or in the aggregate) materially adversely affect the business, assets, liabilities, financial condition, prospects or operations of the Company that have not been set forth in the Agreement.

        4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser hereby represents and warrants severally and not jointly to the Company as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

           4.1 REQUISITE POWER AND AUTHORITY. Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out its provisions. All action on Purchaser's part required for the lawful execution and delivery of this Agreement has been or will be effectively taken prior to the Initial Closing. Upon its execution and delivery, this Agreement will be a valid and binding obligation of Purchaser, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and (ii) as general principles of equity restrict the availability of equitable remedies.

           4.2 CONSENTS. All consents, approvals, orders, authorizations, registrations, qualifications, designations, declarations or filings with any governmental authority on the part of Purchaser required in connection with the consummation of the transactions contemplated in the Agreement have been or shall have been obtained prior to and be effective as of the Initial Closing.

           4.3 INVESTMENT REPRESENTATIONS. Purchaser understands that neither the Debentures, the Conversion Shares nor the Warrants have been registered under the Securities Act. Purchaser also understands that the Debentures and the Warrants are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in the Agreement. Purchaser hereby represents and warrants to the Company as follows:

               (a) PURCHASER BEARS ECONOMIC RISK. Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Purchaser must bear the economic risk of this investment indefinitely unless the Debentures (or the Conversion Shares) or the Warrants are registered pursuant to the Securities Act, or an exemption from registration is available. Purchaser understands that the Company has no present intention of registering the Debentures, the Conversion Shares, the Warrants or any shares of its Common Stock. Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Purchaser to transfer all or any portion of the Debentures, the Conversion Shares or the Warrants under the circumstances, in the amounts or at the times Purchaser might propose.

               (b) ACQUISITION FOR OWN ACCOUNT. Purchaser is acquiring the Debentures, the Conversion Shares and the Warrants for Purchaser's own account for investment only, and not with a view towards their distribution.

               (c) PURCHASER CAN PROTECT ITS INTEREST. Purchaser represents that by reason of its, or of its management's, business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement. Purchaser is not a corporation, trust or partnership specifically formed for the purpose of consummating these transactions.

               (d) ACCREDITED INVESTOR. Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

               (e) COMPANY INFORMATION. Purchaser has received and read the Financial Statements, has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. Purchaser has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

        5. CONDITIONS TO PURCHASERS' OBLIGATIONS AT THE CLOSING. The Purchasers' obligations to purchase the Debentures at the Initial Closing are subject to the fulfillment on or prior to the Initial Closing of all of the conditions set forth below in this Section 5 to the extent not waived by each Purchaser.

           5.1 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made in Section 3 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made as of the Closing Date.

           5.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Initial Closing shall have been performed or complied with in all respects.

           5.3 COMPLIANCE CERTIFICATES. The Company shall have delivered to the Purchasers certificates of the Company, (i) one of which has been executed by the President and Chief Executive Officer of the Company, dated the date of the Initial Closing, which certifies to the fulfillment of the conditions specified in Sections 5.1 and 5.2 of this Agreement and (ii) one of which has been executed by the Secretary of the Company, dated the date of the Initial Closing, which certifies as to the fact that true and complete copies of the Company's Certificate of Incorporation, Bylaws and Board of Directors and stockholders resolutions regarding the sale of the Debentures are attached thereto.

           5.4 AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT. The Company and the Purchasers and the holders of 50% of the outstanding Registrable Securities as defined in the Sixth Amended and Restated Investors' Rights Agreement dated as of November 25, 1998, as amended by Amendment No. 1 to the Sixth Amended and Restated Investors' Rights Agreement dated July 8, 1999, by and among the Company and certain of its investors, shall have entered into the Amended Rights Agreement.

           5.5 CERTIFICATE. The Amendment to the Certificate of Incorporation, in substantially the form attached hereto as EXHIBIT C, shall have been filed with the Secretary of State of the State of Delaware.

           5.6 MINIMUM INVESTMENT. The Company shall have received a minimum investment of $3,000,000 at the Initial Closing.

           5.7 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Initial Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers, and the Purchasers shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

           5.8 QUALIFICATIONS, LEGAL INVESTMENT. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Debentures pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Initial Closing. At the time of the Initial Closing, the sale and issuance of the Debentures and the proposed issuance of the Conversion Shares shall be legally permitted by all laws and regulations to which the Purchasers and the Company are subject.

           5.9 MANAGEMENT RIGHTS. The Company shall execute an Amended and Restated Management Rights Agreement on behalf of Charter Growth Capital, L.P., Charter Growth Capital Co-Investment Fund, L.P. and CGC Investors, L.P. in the form attached hereto as EXHIBIT H.

        6. CONDITIONS TO COMPANY'S OBLIGATIONS AT CLOSING. The Company's obligation to sell the Debentures and Warrants at the Initial Closing is subject to the fulfillment of the following conditions to the extent not waived by the
Company:

           6.1 REPRESENTATIONS CORRECT. The representations made by the Purchasers in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made as of the Closing Date.

           6.2 QUALIFICATIONS, LEGAL INVESTMENT. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Debentures pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Initial Closing. At the time of the Initial Closing, the sale and issuance of the Debentures and the proposed issuance of the Conversion Shares shall be legally permitted by all laws and regulations to which the Purchasers and the Company are subject.

           6.3 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Initial Closing shall have been performed or complied with in all respects.

           6.4 CERTIFICATE. The Certificate of Incorporation, in substantially the form attached hereto as EXHIBIT C, shall have been filed with the Secretary of State of the State of Delaware.

           6.5 MINIMUM INVESTMENT. The Company shall have received a minimum aggregate investment of $3,000,000 at the Initial Closing.

        7. COVENANTS.

           7.1 QUALIFIED SMALL BUSINESS. After the Closing Date, the Company shall (a) not make any purchase of its stock during the one-year period following the Closing Date having an aggregate value, when added to the aggregate value of stock purchased by the Company during the one-year period preceding the Closing Date (in each case determined as of the purchase date), exceeding 5% of the aggregate value of all of the Company's stock (such value determined as of the date one year prior to the Closing Date) without having given the holders of the Series CC, Series DD and Series EE Preferred prior notice of such purchase and the opportunity to discuss with the Company means of achieving such purchase without adversely affecting the qualification of the Series CC, Series DD and Series EE Preferred as a "qualified small business stock" set forth in Section 1202(c) of the Code and without such repurchase having been approved by the Board of Directors, (b) use commercially reasonable efforts to use at least 80% (by value) of its assets in the active conduct of one or more qualified trades or businesses for substantially all of the five-year period following the Closing Date, and (c) not cease to be a C corporation which is an eligible corporation, as defined by Code Section 1202(e)(4). To the extent not otherwise prohibited by applicable law or regulatory authorities, the Company will include in all future stock option and stock purchase agreements providing for the sale of unvested stock (subject to a right of repurchase) with employees and consultants a provision that permits the Company to delay any repurchase of shares under vesting provisions by a period of time sufficient to facilitate compliance with the covenant contained in clause (a) hereof or to assign its right to repurchase shares to a third party. Notwithstanding anything to the contrary in this Section 7.1, the Company shall not be obligated to take any action or refrain from taking any action which the Company has determined, in good faith, is not in its best business interests.

           7.2 SERIES EE PREFERRED. After the Closing Date, for the purpose of determining the number of outstanding shares of Series EE Preferred pursuant to
Section 6 of the Certificate of Incorporation, the Series EE Preferred issuable upon conversion of the Debentures shall be deemed to be outstanding as of the Closing Date.

           7.3 VOTE OF HOLDERS OF DEBENTURES. After the Closing Date, if the Company proposes to amend the Certificate of Incorporation, and such amendment would entitle the Series EE Preferred to a vote if there were shares of Series EE Preferred outstanding, then the Company shall solicit the consent of the holders of the Debentures as though such Debentures had been converted to Series EE Preferred.

        8. MISCELLANEOUS.

           8.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California.

           8.2 SURVIVAL. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Purchaser and the Initial Closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

           8.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Debentures from time to time.

           8.4 ENTIRE AGREEMENT. This Agreement, the Exhibits and Schedules hereto, constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants, and agreements except as specifically set forth herein.

           8.5 SEPARABILITY. In case any provision of the Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

           8.6 AMENDMENT AND WAIVER.

               (a) This Agreement may be amended or modified only upon the written consent of the Company and holders of not less than 66% of the Common Stock issued or issuable hereunder (treated as if the Debentures were converted into Conversion Shares which were subsequently converted into Common Stock that has not been sold to the public and excluding the Warrants).

               (b) The obligations of the Company and the rights of the holders of the Debentures and the Conversion Shares under the Agreement may be waived only with the written consent of the holders of not less than 66% of the Common Stock issued or issuable hereunder (treated as if the Debentures were converted into Conversion Shares which were subsequently converted into Common Stock that has not been sold to the public and excluding the Warrants).

           8.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Purchaser, upon any breach, default or noncompliance of the Company under this Agreement, the Debentures, the Amended Rights Agreement or the Certificate of Incorporation, shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Purchaser's part of any breach, default or noncompliance under this Agreement, the Debentures or under the Certificate of Incorporation or any waiver on such Purchaser's part of any provisions or conditions of the Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, the Debentures, the Certificate of Incorporation, by law, or otherwise afforded to Purchasers, shall be cumulative and not alternative.

           8.8 WAIVER OF CONFLICTS. Each party to this Agreement acknowledges that Cooley Godward LLP ("Cooley Godward"), outside general counsel to the Company, has in the past performed and is or may now or in the future represent one or more of the Purchasers or their affiliates in matters unrelated to the transactions contemplated by this Agreement (the "Financing"), including representation of such Purchasers or their affiliates in matters of a similar nature to the Financing. The applicable rules of professional conduct require that Cooley Godward inform the parties hereunder of this representation and obtain their consent. Cooley has served as outside general counsel to the Company and has negotiated the terms of the Financing solely on behalf of the Company. It is the belief of Cooley Godward that these terms and conditions represent an arm's length transaction between the Company and the Purchasers. The Company and each Purchaser hereby (a) acknowledge that they have had an opportunity to ask for and have obtained information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation; (b) acknowledge that with respect to the Financing, Cooley Godward has represented solely the Company, and not any Purchaser or any stockholder, director or employee of the Company or any Purchaser; and (c) gives its informed consent to Cooley Godward's representation of the Company in the Financing.

           8.9 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by registered or certified mail, return receipt requested, postage prepaid, by means of a nationally recognized overnight courier service, or by telex or facsimile, addressed or sent: (a) if to a Purchaser, at such Purchaser's address or facsimile number as set forth on the Company's records, or at such other address or facsimile number as such Purchaser shall have furnished to the Company in writing or (b) if to the Company, at its address or facsimile number as set forth at the end of this Agreement, or at such other address or facsimile number as the Company shall have furnished to the Purchasers in writing.

           8.10 PAYMENT OF FEES AND EXPENSES. The Company and each Purchaser shall bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated thereby.

           8.11 ATTORNEYS' FEES. If legal action is brought to enforce or interpret this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and legal costs in connection therewith.

           8.12 TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

           8.13 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

           8.14 BROKER'S FEES. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 8.13 being untrue.

           8.15 PARTIES IN INTEREST. None of the provisions of this Agreement is intended to provide right or remedies to any person or entity other than the parties hereto and their respective successors and assigns (if any) and except for rights of Cooley Godward LLP pursuant to Section 1.4.


               [the remainder of this page is intentionally blank]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.



COMPANY:

REPEATER TECHNOLOGIES, INC.


By: /s/ KEN KENITZER
   ----------------------------------------
   Ken Kenitzer
   President


PURCHASER:

CHARTER GROWTH CAPITAL, L.P.


By: /s/ STEVEN P. BIRD
   ----------------------------------------
   Name:  Steven P. Bird
   Title: General Partner

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.



COMPANY:

REPEATER TECHNOLOGIES, INC.


By:
   ----------------------------------------
        Ken Kenitzer
        President


PURCHASER:

CHARTER GROWTH CAPITAL CO-INVESTMENT FUND, L.P.


By: /s/ STEVEN P. BIRD
   ----------------------------------------
   Name:  Steven P. Bird
   Title: General Partner

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.



COMPANY:

REPEATER TECHNOLOGIES, INC.


By:
   ----------------------------------------
   Ken Kenitzer
   President


PURCHASER:

CITIVENTURE 96 PARTNERSHIP FUND, L.P.

By: Chancellor LGT Citiventure 96 Partner, its General Partner
By: INVESCO Private Capital, Inc.

By: /s/ ALESSANDRO PIOL
   ----------------------------------------

Name:
     --------------------------------------

Title:
      -------------------------------------

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.



COMPANY:

REPEATER TECHNOLOGIES, INC.


By:
   ----------------------------------------
   Ken Kenitzer
   President



PURCHASER:

NAZEM & COMPANY IV, L.P.


By: /s/ PHILIP BARAK
   ----------------------------------------

Name: Philip Barak
     --------------------------------------

Title: General Partner
      -------------------------------------

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.



COMPANY:

REPEATER TECHNOLOGIES, INC.


By:
   ----------------------------------------
   Ken Kenitzer
   President



PURCHASER:

OAK INVESTMENT PARTNERS VI, L.P.



By: /s/ BANDEL CARANO
   ----------------------------------------
   Name:  Bandel Carano
   Title: Managing Member

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.



COMPANY:

REPEATER TECHNOLOGIES, INC.


By:
   ----------------------------------------
   Ken Kenitzer
   President



PURCHASER:

OAK VI AFFILIATES FUND, L.P.


By: /s/ BANDEL CARANO
   ----------------------------------------
   Name:  Bandel Carano
   Title: Managing Member

                                INDEX OF EXHIBITS



Schedule of Purchasers                                                 Exhibit A

Form of Convertible Debenture                                          Exhibit B

Amended and Restated Certificate of Incorporation                      Exhibit C

Form of Warrant                                                        Exhibit D

Seventh Amended and Restated Investors' Right
  Agreement                                                            Exhibit E

Schedule of Exceptions                                                 Exhibit F

Financial Statements                                                   Exhibit G

Form of Management Rights Agreement                                    Exhibit H

                                    EXHIBIT A

                             SCHEDULE OF PURCHASERS




             PURCHASER                                                 DEBENTURES
             ---------                                                 ----------
Charter Growth Capital, L.P.                                          $  233,750

Charter Growth Capital Co-Investment Fund, L.P.                          866,250

Citiventure 96 Partnership Fund, L.P.                                  1,500,000

Nazem & Company IV, L.P.                                                 500,000

Oak Investment Partners VI, L.P.                                       1,954,400

Oak VI Affiliates Fund, L.P.                                              45,600
                                                                      ----------
TOTAL                                                                 $5,100,000
                                                                      ==========

                                    EXHIBIT B

                          FORM OF CONVERTIBLE DEBENTURE



REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NO SALE OR DISPOSITION MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH RULE 144 UNDER THE ACT OR AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR UPON RECEIPT OF AN OPINION OF COUNSEL FOR HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.



                             SUBORDINATED UNSECURED
                              CONVERTIBLE DEBENTURE



                                                         CD2-<<DEBENTURENUMBER>>

$<<AMOUNT>>.00                                                     June __, 2000
                                                           Sunnyvale, California


        FOR VALUE RECEIVED, REPEATER TECHNOLOGIES, INC., a Delaware corporation (the "Company"), unconditionally and without set-off or counterclaim promises to pay to <<NAME>> (the "Holder"), or its assigns, the principal sum of
<<AmountSpelledOut>> ($<<Amount>>.00) together with interest from the date of this Subordinated Unsecured Convertible Debenture (this "Debenture") on the unpaid principal balance at a rate equal to eight percent (8.0%) per annum, computed on the basis of the actual number of days elapsed and a year of 360 days. All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on the "Maturity Date" which date shall be the earlier of (i) November 25, 2003, or (ii) when such amounts are declared due and payable by the Holder or made automatically due and payable upon or after the occurrence of an Event of Default (as defined below). The Company agrees it shall use the proceeds of the purchase of this Debenture for working capital and business expansion purposes only.

1. DEFINITIONS. As used in this Debenture, the following capitalized terms have the following meanings:

        1.1 "CERTIFICATE" shall mean the Amended and Restated Certificate of Incorporation of the Company as in effect as of the Initial Closing.

        1.2 "CHANGE OF CONTROL" means the occurrence after the date hereof of
(a) any Person, or two or more Persons acting in concert, acquiring beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended), directly or indirectly, or entering into a contract or arrangement which, upon consummation, will result in their acquisition or control, of or over Equity Securities of the Company representing greater than fifty one percent (51%) of the combined voting power of all Equity Securities of the Company entitled to vote in the election of directors; (b) during any twenty-four month (24) period, individuals who were directors of the Company on the first day of such period shall, together with such directors as are approved by the directors who were directors at the beginning of such period, cease to constitute a majority of the board of directors of the Company; (c) the sale of all or substantially all of the assets; or (d) the acquisition of the Company by another entity as set forth in
Article IV, Part C, Section 3(c) of the Certificate.

        1.3 "COMPANY" includes the corporation initially executing this Debenture and any Person which shall succeed to or assume the obligations of the Company under this Debenture.

        1.4 "DEBENTURE PURCHASE AGREEMENT" shall mean the Convertible Debenture and Warrant Purchase Agreement dated of even date herewith between the Company and the Purchasers identified on Exhibit A thereto.

        1.5 "EQUITY SECURITIES" of any Person shall mean (a) all common stock, preferred stock, participations, shares, or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing.

        1.6 "EVENT OF DEFAULT" has the meaning given in Section 7 hereof.

        1.7 "FINANCIAL STATEMENTS" shall mean, with respect to any accounting period for any Person, statements of operations, retained earnings and cash flows of such Person for such period, and balance sheets of such Person as of the end of such period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year if such period is less than a full fiscal year or, if such period is a full fiscal year, corresponding figures from the preceding fiscal year, all prepared in reasonable detail and in accordance with generally accepted accounting principles. Unless otherwise indicated, each reference to Financial Statements of any Person shall be deemed to refer to audited Financial Statements prepared on a consolidated basis.

        1.8 "FUNDAMENTAL CHANGE" means with respect to the Company (a) a merger or consolidation, direct or indirect, whether by operation of law or otherwise,
(b) any liquidation, winding up or dissolution pursuant to Article IV, Part C,
Section 3(c) of the Certificate, (c) any sale of all or substantially all of the assets of the Company.

        1.9 "HOLDER" shall mean the Person specified in the introductory paragraph of this Debenture or any Person who shall at the time be the holder of this Debenture.

        1.10 "INDEBTEDNESS" shall mean and include the aggregate amount of, without duplication: (a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations to pay the deferred purchase



                                       2.

price of property or services (other than accounts payable and current liabilities incurred in the ordinary course of business determined in accordance with generally accepted accounting principals), (d) all obligations with respect to capital leases, (e) all guaranty obligations; (f) all obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, (g) all reimbursement and other payment obligations, contingent or otherwise, in respect of letters of credit.

        1.11 "INTELLECTUAL PROPERTY" shall mean all of the Company's right, title and interest in and to patents, patent rights (and applications therefor), trademarks and service marks (and applications and registrations therefor), inventions, copyrights, mask works (and applications and registrations therefor), trade names, trade styles, software and computer programs, trade secrets, methods, processes, know how, drawings, specifications, descriptions, and all memoranda, notes, and records with respect to any research and development, all whether now owned or subsequently acquired or developed by the Company.

        1.12 "LIEN" shall mean, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, capital lease or other title retention agreement, or any agreement to provide any of the foregoing and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction.

        1.13 "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on:
(a) the business, assets, operations, or financial condition of the Company; or
(b) the ability of the Company to repay the Indebtedness under this Debenture or any of the other Transaction Documents.

        1.14 "OBLIGATIONS" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by the Company to the Holder of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of this Debenture and the other Transaction Documents, including, all interest, fees, charges, expenses, attorneys' fees and costs and accountants' fees and costs chargeable to and payable by the Company hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

        1.15 "PERMITTED LIENS" shall mean and include:

             (a) liens and security interests existing as of this date and disclosed in the Schedule attached hereto and incorporated herein by this reference;

             (b) liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings;



                                       3.

             (c) liens and security interests (a) upon or in any property acquired or held by the Company together with accessions thereto and replacements and substitutions therefore to secure the purchase price of such property or indebtedness incurred solely for the purpose of financing the acquisition of such property and in an amount not greater than the purchase price thereof (plus taxes, installation and other incidental costs) or (b) existing on such property at the time of its acquisition, provided that the lien and security interest is confined solely to the property so acquired and improvements thereon, and the proceeds of such property;

             (d) liens consisting of leases or subleases and licenses and sublicenses granted to others in the ordinary course of the Company's business not interfering in any material respect with the business of the Company and any interest or title of a lessor or licensor under any lease or license, as applicable;

             (e) liens securing claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like persons or entities imposed without action of such parties, provided that the payment thereof is not yet required;

             (f) liens incurred or deposits made in the ordinary course of the Company's business in connection with worker's compensation, unemployment insurance, social security and other like laws;

             (g) liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default;

             (h) easements, reservations, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances affecting real property not interfering in any material respect with the ordinary conduct of the Company's business;

             (i) liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

             (j) liens which constitute rights of set-off of a customary nature;

             (k) any interest or title of a lessor in equipment subject to any capitalized lease otherwise permitted hereunder;

             (l) any liens arising from the filing of any financing statements relating to true leases otherwise permitted hereunder;

             (m) liens, not otherwise permitted, which liens do not in the aggregate exceed $100,000 at any time.

        1.16 "PERSON" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.



                                       4.

        1.17 "PREFERRED STOCK" shall mean and Series AA Preferred Stock, Series BB Preferred Stock, Series CC Preferred Stock, Series DD Preferred Stock, Series EE Preferred Stock, or any other series of preferred stock issued by the Company.

        1.18 "QUALIFIED PUBLIC OFFERING" shall have the meaning ascribed to that term in the Company's Certificate of Incorporation, as may be amended from time to time.

        1.19 "RELATED DEBENTURES" shall mean the Subordinated Unsecured Convertible Debenture dated of even date herewith issued to Purchasers by the Company.

        1.20 "REQUIRED HOLDERS" shall mean at any time Holders then holding greater than fifty percent (50%) of the aggregate Series EE Preferred issued or issuable upon conversion of this Debenture and Related Debentures (on an as-if-converted basis).

        1.21 "SERIES EE PREFERRED" shall mean the Company's presently authorized Series EE Preferred Stock.

        1.22 "SUBSIDIARY" shall mean: (a) any corporation of which more than 50% of the issued and outstanding Equity Securities having ordinary voting power to elect a majority of the Board of Directors of such corporation is at the time directly or indirectly owned or controlled by the Company, (b) any partnership, joint venture, or other association of which more than 50% of the equity interest having the power to vote, direct or control the management of such partnership, joint venture or other association is at the time directly or indirectly owned and controlled by the Company (c) any other entity included in the financial statements of the Company on a consolidated basis.

        1.23 "SEVENTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT" shall mean the Seventh Amended and Restated Investors' Rights Agreement dated of even date herewith between the Company and the Investors listed therein.

        1.24 "TRANSACTION DOCUMENTS" shall mean (a) this Debenture and the Related Debentures; (b) the Seventh Amended and Restated Investors' Rights Agreement, (c) the Convertible Debenture Purchase Agreement; and (d) amendments, exhibits, and schedules to the foregoing.

        All capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Debenture Purchase Agreement.

2. SOLVENCY.

           The Company represents and warrants to the Holder as of the Initial Closing that the Company is Solvent (as defined below) and, after the execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby, each of the Company and its Subsidiaries will be Solvent. "Solvent" shall mean, with respect to any Person on any date, that on such date (a) the fair value of the property of such Person is greater than the fair value of the liabilities (including without limitation, contingent liabilities) of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and


                                       5.

matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

3. INTEREST AND PLACE OF PAYMENT.

        Interest on the outstanding principal balance on this Debenture shall be payable in arrears not later than the first Business Day of each calendar quarter for the preceding calendar quarter from the date hereof through the Maturity Date. All amounts payable hereunder shall be payable at the offices of Holder as designated on the signature page hereof, or any other address designated by Holder.

4. PREPAYMENT.

        4.1 PREPAYMENT. No prepayment of this Debenture in whole or in part is permitted except that, at the option of the Holder, the Company shall repay, in whole or in part, this Debenture, upon the occurrence of any of the following:
(a) a Change of Control, or (b) subject to Section 9.2, the completion of a Qualified Public Offering, or (c) a Fundamental Change, or joint venture, liquidation or similar transaction of the Company that affects a material portion of the assets, business lines of the Company or the ability of the Company to continue as a viable business, (each a "Mandatory Prepayment Event").

        4.2 NOTICE.

             (a) In the event that any Mandatory Prepayment Event shall occur or the Company shall have knowledge of any proposed Mandatory Prepayment Event, the Company will give written notice (the "Company Notice") of such fact in the manner provided in Section 4.2(a) hereof to the Holders of the Debentures. The Company Notice shall be delivered promptly upon receipt of such knowledge by the Company and in any event no later than ten (10) Business Days following the occurrence of any Mandatory Prepayment Event. The Company Notice shall (i) describe the facts and circumstances of such Mandatory Prepayment Event in reasonable detail, (ii) make reference to this Section 4.2(a) and the right of the Holders of the Debentures to require prepayment, in whole or in part, of the Debentures on the terms and conditions provided for in this Section 4.2(a),
(iii) offer in writing to prepay the outstanding Debentures, together with accrued interest to the date of prepayment, and (iv) specify a date for such prepayment (the "Mandatory Prepayment Event Prepayment Date"), which Mandatory Prepayment Event Prepayment Date shall be not more than 90 days nor less than 30 days following the date of such the Company Notice. Each Holder of then outstanding Debentures shall have the right to accept such offer and require prepayment of the Debentures held by such Holder by written notice to the Company (a "Debenture Holder Notice") given not later than 20 days after receipt of the Company Notice. The Company shall on the Mandatory Prepayment Event Prepayment Date prepay all of the Debentures held by Holders which have so accepted such offer of prepayment. The prepayment price of the Debentures payable upon the occurrence of any Mandatory Prepayment Event shall be an amount equal to the outstanding principal amount of the Debentures so to be prepaid and accrued interest thereon to the date of such prepayment.



                                       6.

             (b) Without limiting the foregoing, notwithstanding any failure on the part of the Company to give the Company Notice herein required as a result of the occurrence of a Mandatory Prepayment Event, each Holder of the Debentures shall have the right on the occurrence of a Mandatory Prepayment Event by delivery of written notice to the Company to require the Company to prepay, in whole or in part, and the Company will prepay, such Holder's Debentures, together with accrued interest thereon to the date of prepayment. Notice of any required prepayment pursuant to this Section 4.2(b) shall be delivered by any Holder of the Debentures which was entitled to, but did not receive, such the Company Notice to the Company after such Holder has actual knowledge of such Mandatory Prepayment Event. On the date (the "Mandatory Prepayment Event Delayed Prepayment Date") designated in such Holder's notice (which shall be not more than 90 days nor less than 30 days following the date of such Holder's notice), the Company shall prepay all of the Debentures held by such Holder, together with accrued interest thereon to the date of prepayment. If the Holder of any Debenture gives any notice pursuant to this Section 4.2(b), the Company shall give a the Company Notice within three Business Days of receipt of such notice and identify the Mandatory Prepayment Event Delayed Prepayment Date to all other Holders of the Debentures and each of such other Holders shall then and thereupon have the right to accept the Company's offer to prepay the Debentures held by such Holder and require prepayment of such Debentures by delivery of a Debenture Holder Notice within 20 days following receipt of such the Company Notice; provided only that any date for prepayment of such Holder's Debentures shall be the Mandatory Prepayment Event Delayed Prepayment Date. On the Mandatory Prepayment Event Delayed Prepayment Date, the Company shall prepay the Debentures of each Holder thereof which has accepted such offer of prepayment at a prepayment price equal to the outstanding principal amount of the Debentures so to be prepaid and accrued interest thereon to the date of such prepayment.

        4.3 MATURITY; SURRENDER, ETC. In the case of each complete prepayment of Debentures pursuant to this Section 4, the principal amount of each Debenture to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest, interest on such principal amount shall cease to accrue. Any Debenture prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Debenture shall be issued in lieu of any prepaid principal amount of any Debenture.

        4.4 AFFILIATES. The Company will not and will not permit any affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Debentures except upon the payment or prepayment of the Debentures in accordance with the terms of this Debenture and the Debentures.

5. AFFIRMATIVE COVENANTS.

        While any amount is outstanding under this Debenture, the Company covenants that it will do the following:

        5.1 COMPLIANCE AND MAINTENANCE OF CORPORATE EXISTENCE. Maintain its corporate existence and observe and comply in all material respects with all applicable laws and valid requirements of any governmental authorities relative to its corporate existence, rights and



                                       7.

franchises, to the conduct of its business and to its property and assets, and shall maintain and keep in full force and effect all licenses and permits necessary in any material respect to the proper conduct of its business.

        5.2 PROPERTY MAINTENANCE AND INSURANCE. Maintain its properties in good repair, working order and condition as required for the normal conduct of its business and shall at all times maintain liability and casualty insurance with financially sound and reputable insurers in such amounts as the Holder shall reasonably deem to be adequate. The Company shall furnish to Holder certificates or other evidence satisfactory to Holder of compliance with the foregoing insurance provisions.

        5.3 TAX. The Company shall pay or cause to be paid all taxes, assessments or governmental charges on or against it or its properties on or prior to the time when they become due; provided that this covenant shall not apply to any tax, assessment or charge that is being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established and are being maintained in accordance with generally accepted accounting principles if no Lien shall have been filed to secure such tax, assessment or charge.

        5.4 MAINTENANCE OF BOOKS AND RECORDS. The Company shall keep adequate books and records of account, in which true and complete entries will be made reflecting all of its business and financial transactions, and such entries will be made in accordance with generally accepted accounting principles consistently applied and applicable law.

        5.5 NO IMPAIRMENT. The Company will not, by amendment of its Certificate or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company.

        5.6 FURTHER ASSURANCE. At any time and from time to time the Company shall execute and deliver such further instruments and take such further action as may reasonably be requested by Holder to effect the purposes of this Debenture.

        5.7 ADJUSTMENTS. The Company shall make all adjustments to the Series EE Conversion Price (as defined in the Certificate) as if such series of Preferred Stock had been issued and outstanding from the date of this Debenture.

6. NEGATIVE COVENANTS.

        From the date hereof until all Obligations to Holder are paid or converted pursuant to their terms, without the prior written consent of the Required Holders, the Company shall not do the following:

        6.1 INDEBTEDNESS. Create, incur, assume or permit to exist any Indebtedness except

             (a) Indebtedness pursuant to agreements existing on the date hereof;

             (b) trade credit in the ordinary course of business;



                                       8.

             (c) Indebtedness pursuant to the Debenture Purchase Agreement;

             (d) Contingent obligations of the Company consisting of guarantees (and other credit support) of the obligations of vendors and suppliers of the Company in respect of transactions entered into in the ordinary course of business;

             (e) Indebtedness with respect to capital lease obligations;

             (f) Indebtedness related to any Permitted Liens; and

             (g) Extensions, renewals, refunding, refinancings, modifications, amendments and restatements of any of the items (a) through (f) above, which shall require the approval of Required Holders.

        6.2 LIENS. Create, incur, assume or permit to exist any Lien on or with respect to any of its assets or property of any character, whether now owned or hereafter acquired, except for Permitted Liens

        6.3 DIVIDENDS, REDEMPTIONS, ETC. Do any of the following in excess of $250,000 in any fiscal year: (a) pay dividends or make any distributions on its Equity Securities; (b) purchase, redeem, retire, decease or otherwise acquire for value any of its Equity Securities; (c) return any capital to any holder of its Equity Securities; (d) make any distribution of assets, Equity Securities, obligations or securities to any holder of its Equity Securities; or (e) set apart any sum for any such purpose; provided, however, that any Subsidiary may pay cash dividends to the Company.

        6.4 ERISA. Permit any retirement plan maintained by it to: (a) engage in any "prohibited transaction", (b) incur any "accumulated funding deficiency" (as defined in Section 302 of ERISA) whether or not waived, or (c) terminate any retirement plan in a manner that could result in the imposition of a Lien or encumbrance on the assets of the Company or any of its Subsidiaries pursuant to
Section 4068 of ERISA.

        6.5 SERIES EE PREFERRED. Alter any of the rights, preferences or privileges of the Series EE Preferred as set forth as of the date of this Debenture in the Certificate, or otherwise approve any action listed in Article IV, Part C, Section 6 of the Certificate.

7. EVENTS OF DEFAULT.

        The occurrence and continuation of any of the following shall constitute an "Event of Default" under this Debenture and the other Transaction Documents:

        7.1 FAILURE TO PAY. The Company shall fail to pay (a) any principal payment within fifteen (15) days of the due date, or (b) any interest or other payment required under the terms of this Debenture or any other Transaction Document within fifteen (15) days of the due date; or

        7.2 BREACHES OF CERTAIN COVENANTS. The Company or any of its Subsidiaries shall fail to observe or perform any covenant, obligation, condition or agreement set forth in Sections 5 or 6 of this Debenture; or



                                       9.

        7.3 BREACHES OF OTHER COVENANTS. The Company or any of its Subsidiaries shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Debenture or the other Transaction Documents (other than those specified in Sections 7.1 and 7.2) and (a) such failure shall continue for fifteen (15) days following the receipt of written notice by the Company, or (b) if such failure is not curable within such fifteen (15) day period, but is reasonably capable of cure within forty-five (45) days, either
(i) such failure shall continue for forty-five (45) days or (ii) the Company or its Subsidiary shall not have commenced a cure in a manner reasonably satisfactory to the Holder within the initial fifteen (15) day period; or

        7.4 REPRESENTATIONS AND WARRANTIES. Any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by the Company to the Holder in writing signed by an officer of the Company in connection with this Debenture or any of the other Transaction Documents, or as an inducement to the Holder to enter into this Debenture and the other Transaction Documents, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; or

        7.5 OTHER PAYMENT OBLIGATIONS. The Company or any of its Subsidiaries shall (a)(i) fail to make any payment when due under the terms of any bond, debenture, note or other evidence of Indebtedness, to be paid by such Person (excluding this Debenture and the other Transaction Documents but including any other evidence of Indebtedness of the Company or any of its Subsidiaries to the Holder) and such failure shall continue beyond any grace period provided with respect thereto, or (ii) default in the observance or performance of any other agreement, term or condition contained in any such bond, debenture, note or other evidence of Indebtedness, and (b) the effect of such failure or default is to cause the holder or holders thereof to cause, Indebtedness in an aggregate amount of Two Hundred Thousand Dollars ($200,000) or more to become due prior to its stated date of maturity;

        7.6 VOLUNTARY BANKRUPTCY OR INSOLVENCY PROCEEDINGS. The Company or any of its Subsidiaries shall (a) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (b) be unable, or admit in writing its inability, to pay its debts generally as they mature, (c) make a general assignment for the benefit of its or any of its creditors, (d) be dissolved or liquidated in full or in part, (e) become insolvent (as such term may be defined or interpreted under any applicable statute), (f) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (g) take any action for the purpose of effecting any of the foregoing; or

        7.7 INVOLUNTARY BANKRUPTCY OR INSOLVENCY PROCEEDINGS. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or any of its Subsidiaries or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or any of its Subsidiaries or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement; or



                                      10.

        7.8 JUDGMENTS. A final judgment or order for the payment of money in excess of Two Hundred Thousand Dollars ($200,000) (exclusive of amounts covered by insurance issued by an insurer not an affiliate of the Company) shall be rendered against the Company or any of its Subsidiaries and the same shall remain unpaid for a period of thirty (30) days during which execution shall not be effectively stayed, or any judgment, writ, assessment, warrant of attachment, or execution or similar process shall be issued or levied against a substantial part of the property of the Company or any of its Subsidiaries and such judgment, writ, or similar process shall not be released, stayed, vacated or otherwise dismissed within thirty (30) days after issue or levy.

8. RIGHTS OF HOLDER UPON DEFAULT.

        Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Sections 7.6 and 7.7) and at any time thereafter during the continuance of such Event of Default, the Holder may, by written notice to the Company, declare all outstanding Obligations payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 7.6 and 7.7, immediately and without notice, all outstanding Obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Holder may exercise any other right, power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

9. CONVERSION.

        9.1 CONVERSION BY HOLDER. At any time prior to the Maturity Date, the Holder shall have the right, at such Holder's option, to convert this Debenture in accordance with the terms hereof, in whole or in part, into fully paid and nonassessable shares of Series EE Preferred. The number of shares of Series EE Preferred into which this Debenture may be converted shall be determined by dividing the aggregate amount of this Debenture to be converted by the Conversion Price (as defined below) in effect at the time of such conversion. The initial "Conversion Price" per share shall be $8.00, or, if the Company has consummated a Qualified Public Offering, the lesser of $8.00 or the initial "Price to Public" specified in the final prospectus related thereto. The Conversion Price shall be subject to adjustment from time to time pursuant to
Section 10 hereof.

        9.2 CONVERSION BY THE COMPANY. In the event that the Company completes a Qualified Public Offering, the Company shall have the right, at the Company's option, to convert this Debenture, in accordance with the provisions hereof, in whole or in part, into fully paid and nonassessable shares of Series EE Preferred. The number of shares of Series EE Preferred into which this Debenture may be converted shall be determined by dividing the aggregate amount of this Debenture to be converted by the Conversion Price pursuant to Section 9.1 above, in effect at the time of such conversion.



                                      11.

        9.3 CONVERSION PROCEDURE.

             (a) CONVERSION PURSUANT TO SECTION 9.1. Before the Holder shall be entitled to convert this Debenture into shares of Series EE Preferred, it shall surrender this Debenture, duly endorsed, at the office of the Company and shall give written notice, postage prepaid, to the Company at its principal corporate office, of the election to convert the same pursuant to Section 9.1, and shall state therein the amount of the unpaid principal amount of this Debenture to be converted and the name or names in which the certificate or certificates for shares of Series EE Preferred are to be issued. The Company shall, as soon as practicable thereafter (but in any event within ten (10) days thereafter), issue and deliver to the Holder of this Debenture a certificate or certificates for the number of shares of Series EE Preferred to which the Holder shall be entitled upon conversion (bearing such legends as are required by applicable state and federal securities laws), together with a replacement Debenture (if any principal amount is not converted) and any other securities and property to which the Holder is entitled upon such conversion under the terms of this Debenture, including a check payable to Holder for any cash amounts payable as described in Section 9.4. The conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of this Debenture, and the Person or Persons entitled to receive the shares of Series EE Preferred upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Series EE Preferred as of such date.

             (b) CONVERSION PURSUANT TO SECTION 9.2. If this Debenture is converted by the Company pursuant to Section 9.2 written notice shall be delivered to the Holder notifying the Holder of the conversion to be effected, specifying the Conversion Price, the principal amount of the Debenture to be converted, the date on which such conversion is expected to occur and calling upon such Holder to surrender to the Company, in the manner and at the place designated, the Debenture. Upon such conversion of this Debenture, the Holder shall surrender this Debenture, duly endorsed, at the principal office of the Company. At its expense, the Company shall, as soon as practicable thereafter (but in any event within ten (10) days thereafter), issue and deliver to such Holder a certificate or certificates for the number of shares to which Holder shall be entitled upon such conversion (bearing such legends as are required by applicable state and federal securities laws), together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Debenture, including a check payable to the Holder for any cash amounts payable as described in Section 9.4. Any conversion of this Debenture pursuant to Section 9.2 shall be deemed to have been made immediately prior to the closing of the issuance and sale of shares as described in Section
9.2 and on and after such date the Person entitled to receive the shares issuable upon such conversion shall be treated for all purpose as the record Holder of such shares as of such date.

        9.4 FRACTIONAL SHARES; INTEREST; EFFECT OF CONVERSION. No fractional shares shall be issued upon conversion of this Debenture. In lieu of the Company issuing any fractional shares to the Holder upon the conversion of this Debenture, the Company shall pay to the Holder an amount equal to the product obtained by multiplying the Conversion Price by the fraction of a share not issued pursuant to the previous sentence. In addition, the Company shall pay to the Holder any interest accrued on the amount converted and on the amount to be paid by the Company pursuant to the previous sentence.



                                      12.

10. CONVERSION PRICE ADJUSTMENTS.

        10.1 ADJUSTMENTS FOR STOCK SPLITS AND SUBDIVISIONS. In the event the Company at any time or from time to time after the date of issuance hereof fixes a record date for the effectuation of a split or subdivision of the outstanding shares of Series EE Preferred or the determination of holders of Series EE Preferred entitled to receive a dividend or other distribution payable in additional shares of Series EE Preferred or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Series EE Preferred (hereinafter referred to as "Series EE Preferred Equivalents") without payment of any consideration by such holder for the additional shares of Series EE Preferred or the Series EE Preferred Equivalents (including the additional shares of Series EE Preferred issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of this Debenture shall be appropriately decreased so that the number of shares of Series EE Preferred issuable upon conversion of this Debenture shall be increased in proportion to such increase of outstanding shares.

        10.2 ADJUSTMENTS FOR REVERSE STOCK SPLITS. If the number of shares of Series EE Preferred outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Series EE Preferred then following the record date of such combination, the Conversion Price for this Debenture shall be appropriately increased so that the number of shares of Series EE Preferred issuable on conversion hereof shall be decreased in proportion to such decrease in outstanding shares.

        10.3 ADJUSTMENTS FOR DILUTING ISSUANCES. In the event the Company shall issue Additional Shares of Common Stock (as defined in the Certificate), then in such event, the applicable Conversion Price (as defined in the Certificate) shall be reduced pursuant to Article IV, Part C, Section 4 of the Certificate.

        10.4 ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE AND SUBSTITUTION. If the Series EE Preferred issuable upon the conversion of this Debenture is changed upon the approval of a majority of the holders of Series EE Preferred (on an as-if-converted basis) into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification, or otherwise (other than a subdivision or combination of shares of stock dividend of a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this subsection), then, and in any such event, the Holder shall have the right thereafter to convert this Debenture into the kind and amount of stock and other securities and property receivable upon such reorganization, reclassification, or other change by holders of the number of shares of Series EE Preferred into which this Debenture would have been converted immediately prior to such reorganization, reclassification, or change.

        10.5 CONVERSION OF SERIES EE PREFERRED. Should all of the Company's Series EE Preferred be, or if outstanding would be, at any time prior to full payment of this Debenture, converted into shares of the Company's Common Stock in accordance with Article IV, Part C, Section 4 of the Certificate, then this Debenture shall immediately become convertible into that number of shares of the Company's Common Stock equal to the number of shares of the Common Stock that would have been received if this Debenture had been converted in full and



                                      13.

the Series EE Preferred received thereupon had been converted as a result of such event, and the Conversion Price shall be immediately adjusted to equal the quotient obtained by dividing (a) the aggregate Conversion Price of the maximum number of shares of Series EE Preferred into which this Debenture was convertible immediately prior to such conversion, by (b) the number of shares of Common for which this Debenture is convertible immediately after such conversion. In any such event, reference to Series EE Preferred Stock in this
Section 10 shall be deemed to be reference to Common Stock.

        10.6 NOTICES OF RECORD DATE, ETC. In the event of:

             (a) Any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus at the same rate as that of the last such cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

             (b) Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other Person or any consolidation or merger involving the Company; or

             (c) Any voluntary or involuntary dissolution, liquidation or winding-up of the Company (including any deemed liquidation pursuant to the Certificate),

the Company will mail to Holder of this Debenture at least twenty (20) days prior to the earliest date specified above, a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and (ii) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining stockholders entitled to vote thereon.

        10.7 RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Series EE Preferred solely for the purpose of effecting the conversion of this Debenture into such number of its shares of Series EE Preferred (and shares of its Common Stock for issuance on conversion of such Series EE Preferred or this Debenture following any of the events specified in Section 10.5) as shall from time to time be sufficient to effect the conversion of the Debenture; and if at any time the number of authorized but unissued shares of Series EE Preferred (and shares of its Common Stock for issuance on conversion of such Series EE Preferred or this Debenture following any of the events specified in
Section 10.5) shall not be sufficient to effect the conversion of the entire outstanding principal amount of this Debenture, without limitation of such other remedies as shall be available to the holder of this Debenture, the Company will take such corporate action as may, in the opinion of counsel, be necessary to increase its authorized but unissued shares of Series EE Preferred (and shares of its Common Stock for issuance on



                                      14.

conversion of such Series EE Preferred or this Debenture following any of the events specified in Section 10.5) to such number of shares as shall be sufficient for such purposes.

11. SUCCESSORS AND ASSIGNS.

        Neither this Debenture nor any of the rights, interests or obligations hereunder may be assigned, in whole or in part, by the Company without the prior written consent of the Required Holders, except in connection with a merger, acquisition, consolidation or sale of all or substantially all of the assets of the Company, if no Event of Default has occurred or is continuing or results therefrom. Subject to the foregoing, the rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

12. WAIVER AND AMENDMENT.

        Any provision of this Debenture may be amended, waived or modified upon the written consent of the Company and Required Holders.

13. NOTICES.

        Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by a recognized overnight courier or personal delivery, addressed (a) if to the Holder, at such Holder's address as set forth at the end of this Debenture, or at such other address as such Holder shall have furnished the Company in writing, or (b) if to the Company, at its address set forth at the end of this Debenture, or at such other address as the Company shall have furnished to the Holder in writing. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when received.

14. PAYMENT.

        Payment shall be made in lawful tender of the United States.

15. DEFAULT RATE.

        During any period in which an Event of Default has occurred and is continuing, the Company shall pay interest on the unpaid principal balance hereof and any accrued but unpaid interest at a rate per annum equal to thirteen percent (13%).

16. USURY.

        Anything in this Debenture to the contrary notwithstanding, the Company shall never be required to pay interest on this Debenture at a rate in excess of the Highest Lawful Rate (as hereinafter defined), and if the effective rate of interest which would otherwise be payable under this Debenture would exceed the Highest Lawful Rate, or if the maturity of this Debenture is accelerated for any reason before the Maturity Date or if the Holder shall otherwise receive any unearned interest or shall receive monies that are deemed to constitute interest which would



                                      15.

increase the effective rate of interest payable under this Debenture to a rate in excess of the Highest Lawful Rate, or in the event of conversion of this Debenture prior to the Maturity Date, then (a) the amount of interest which would otherwise be payable under this Debenture shall be reduced to the maximum amount allowed under applicable law, and (b) any interest paid by the Company in excess of the Highest Lawful Rate shall be credited to the principal of this Debenture. It is further agreed that, without limitation of the foregoing, all calculations of the rate of interest contracted for, charged, or received by the Holder under this Debenture that are made for the purpose of determining whether such rate exceeds the Highest Lawful Rate, shall be made to the extent permitted by applicable usury laws (now or hereafter enacted), by amortizing, prorating, and spreading in equal parts during the period of the full stated term of this Debenture all interest at any time contracted for, charged or received by the Holder in connection herewith. The "Highest Lawful Rate" shall mean the maximum rate of interest which the Holder is permitted by applicable law to contract for, charge, or receive and as to which the Company could not successfully assert a claim or defense of usury.

17. EXPENSES.

        The Company shall pay on demand all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by the Holder with respect to the enforcement or attempted enforcement of any of the obligations of the Company to the Holder under the Transaction Documents or in preserving any of the Holder's rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Transaction Documents or the obligations thereunder or any bankruptcy or similar proceeding involving the Company or any of its Subsidiaries).

18. REPLACEMENT DEBENTURE.

        Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Debenture and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it; or (b) in the case of mutilation, upon surrender thereof; the Company, at its expense, will execute and deliver in lieu thereof a new Debenture executed in the same manner as the Debenture being replaced, in the same principal amount as the unpaid principal amount of such Debenture and dated the date to which interest shall have been paid on such Debenture or, if no interest shall have yet been so paid, dated the date of such Debenture.

19. GOVERNING LAW; INTERPRETATION.

        This Debenture and all actions arising out of or in connection with this Debenture shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state. If any provision of this Debenture is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this Debenture shall remain in full force and effect and Holder may at any time thereafter require payment in full of all amounts due hereunder.



                                      16.

20. WAIVER, REPRESENTATION.

        Presentment for payment, demand, notice of dishonor, protest, notice of protest, and stay of execution in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Debenture are hereby waived by the Company and its successors and assigns. Neither extension nor indulgence granted from time to time shall be construed as a novation of this Debenture or as a reinstatement of the indebtedness evidenced hereby or as a waiver of the rights of Holder herein. The liability of the Company shall be unconditional, without regard to the liability of any other party, and shall not be in any manner affected by any forbearance, partial action or delay on the part of Holder in regard to the exercise of any right, power or remedy under this Debenture.

21. SECTION HEADINGS.

        The headings of Sections shall not be taken into account in interpreting the terms of this Debenture.





                                      17.

        IN WITNESS WHEREOF, the Company has caused this Debenture to be issued as of the date first written above.


                                   REPEATER TECHNOLOGIES, INC.,
                                   a Delaware corporation

                                   By:
                                      ----------------------------------------
                                      Ken Kenitzer, President

                                      Address: 1150 Morse Avenue
                                               Sunnyvale, CA 94089




                                      18.

                           SCHEDULE OF PERMITTED LIENS



Liens filed with the California Secretary of State having the following filing numbers and related filings with the US Patent and Trademark Office and the US Copyright Office:

9621160381

9705260834

9819760681

9722760199

9729061040

9731060581

9832460942

9913460830

9913460884

9915960183

9921760509





                                      19.

                                    EXHIBIT C

                                     FORM OF
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                           REPEATER TECHNOLOGIES, INC.



        Kenneth L. Kenitzer hereby certifies that:

        ONE: The date of filing of the original Certificate of Incorporation of this corporation with the Secretary of State of the State of Delaware was February 11, 2000.

        TWO: He is the duly elected and acting President of Repeater Technologies, Inc., a Delaware corporation.

        THREE: The Certificate of Incorporation of this corporation is hereby amended and restated to read as follows:

                                       I.

The name of this corporation is REPEATER TECHNOLOGIES, INC.

                                       II.

The address of the registered office of the corporation in the State of Delaware is 9 East Lockerman Street, City of Dover, County of Kent, and the name of the registered agent of the corporation in the State of Delaware at such address is National Registered Agents, Inc.

                                      III.

The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

                                       IV.

        A. The total number of shares of all classes of stock which the corporation shall have authority to issue is ninety million (90,000,000) shares, consisting of seventy million (70,000,000) shares of Common Stock (the "Common") and twenty million (20,000,000) shares of Convertible Preferred Stock (the "Preferred"). The Preferred shall have a par value of one-tenth of one cent ($.001) per share and the Common shall have a par value of one-tenth of one cent ($.001) per share.

        B. The Preferred may be issued from time to time in one or more series. Except as provided in this Article IV, the Board of Directors is hereby authorized, within the limitations and restrictions stated in this Certificate of Incorporation, to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, the liquidation preferences of any wholly unissued series of Preferred other than the Series DD Preferred and Series EE Preferred (as defined herein), and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series. One million two hundred twenty-eight thousand four hundred nine (1,228,409) of the authorized shares of the Preferred are hereby designated "Series AA Preferred" (the "Series AA Preferred"); five million eighty-one thousand six hundred sixty-eight (5,081,668) of the authorized shares of the Preferred are hereby designated "Series BB Preferred" (the "Series BB Preferred"); four million six hundred thousand (4,600,000) of the authorized shares of the Preferred are hereby designated "Series CC Preferred" (the "Series CC Preferred"); three million three hundred thousand (3,300,000) of the authorized shares of the Preferred are hereby designated "Series DD Preferred" (the "Series DD Preferred"); and one million five hundred thousand (1,500,000) of the authorized shares of the Preferred are hereby designated "Series EE Preferred" (the "Series EE Preferred").

        C. The relative rights, preferences, privileges and restrictions granted to or imposed upon the corporation's Common, Series AA Preferred, Series BB Preferred, Series CC Preferred, Series DD Preferred and Series EE Preferred are as follows:

SECTION 1. GENERAL DEFINITIONS. For purposes of this Certificate of Incorporation, the following definitions shall apply:

           (a) "PREFERRED" shall refer collectively to the Series AA Preferred, Series BB Preferred, Series CC Preferred, Series DD Preferred and Series EE Preferred.

           (b) "COMMON" shall mean all Common Stock.

           (c) "BOARD" or "BOARD OF DIRECTORS" shall mean the Board of Directors of the corporation.

        SECTION 2. DIVIDEND RIGHTS OF PREFERRED. The holders of the Preferred shall be entitled to receive pari passu, out of any funds legally available therefor, dividends, when, if and as declared by the Board of Directors, at the rate of $0.51 per annum on each outstanding share of Series AA Preferred (appropriately adjusted for any combinations, consolidations, stock distributions, stock dividends or similar events with respect to such shares after the date hereof (a "Recapitalization")), $0.264 per annum on each outstanding share of Series BB Preferred (appropriately adjusted for any Recapitalization), $0.275 per annum on each outstanding share of Series CC Preferred (appropriately adjusted for any Recapitalization), $0.55 per annum on each outstanding share of Series DD Preferred (appropriately adjusted for any Recapitalization), $0.80 per annum on each outstanding share of Series EE Preferred (appropriately adjusted for any Recapitalization), payable in preference and priority to any payment of any dividend on Common, when and as declared by the Board of Directors. After payment of such dividends, any additional dividends declared shall be distributed among all holders of Preferred and all holders of Common in proportion to the number of shares of Common which would be held by



                                       2.

each such holder if all shares of Preferred were converted into Common at the then effective Conversion Price (as defined in Section 4(a) below). The right to such dividends on the Preferred shall not be cumulative, and no right shall accrue to holders of Preferred by reason of the fact that dividends on such shares are not declared or paid in any prior year.

In the event that the corporation shall have declared but unpaid dividends outstanding immediately prior to, and in the event of, a conversion of Preferred (as provided in Section 4 hereof), the corporation shall, at the option of the holder, pay in cash to the holder(s) of Preferred subject to conversion the full amount of any such dividends or allow such dividends to be converted into Common in accordance with, and pursuant to the terms specified in, Section 4 hereof.

        SECTION 3. LIQUIDATION PREFERENCE.

           (a) In the event of any liquidation, dissolution or winding up of the corporation, either voluntary or involuntary, and until all preferential amounts owed to them under this Section 3(a) have been paid, the holders of the Preferred shall be entitled to receive pari passu, prior and in preference to any distribution of any asset or property of the corporation to the holders of Common by reason of their ownership thereof, an amount per share equal to $5.10 (Five Dollars and Ten Cents), $2.64 (Two Dollars and Sixty-Four Cents), $2.75 (Two Dollars and Seventy-Five Cents), $5.50 (Five Dollars and Fifty Cents) and $8.00 (Eight Dollars) for each share of Series AA Preferred, Series BB Preferred, Series CC Preferred, Series DD Preferred and Series EE Preferred then held by them, respectively, plus an amount equal to all declared but unpaid dividends on the Series AA Preferred, Series BB Preferred, Series CC Preferred, Series DD Preferred and Series EE Preferred as of the liquidation date (each as adjusted for stock splits, combinations and similar events with respect to the Series AA Preferred, Series BB Preferred, Series CC Preferred, Series DD Preferred or Series EE Preferred). If upon the occurrence of such an event, the assets and funds thus distributed among the holders of the Preferred shall be insufficient to permit the payment to such holders of the full aforesaid preferential amount, then all of the assets and funds of the corporation legally available for distribution shall be distributed among the holders of the Preferred in proportion to the liquidation preference of the shares of Preferred then held by them.

           (b) After the payment of the full liquidation preference of the Preferred as set forth in Section 3(a) above, the entire remaining assets of the corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Common, Series CC Preferred, Series DD Preferred and Series EE Preferred (on an as-if-converted to Common basis).

           (c) For purposes of this Section 3, a liquidation, dissolution or winding up of the corporation shall be deemed to be occasioned by, and to include, the corporation's sale of all or substantially all of its assets or the acquisition of the corporation by another entity by means of merger or consolidation (other than a consolidation or merger in which the holders of voting securities of the corporation immediately before the consolidation or merger own (immediately after the consolidation or merger) voting securities of the surviving or acquiring corporation, or of a parent party of such surviving or acquiring corporation, possessing more than fifty percent (50%) of the voting power of the surviving or acquiring corporation or parent party) resulting in


                                       3.

the exchange of the outstanding shares of the corporation for securities or consideration issued, or caused to be issued, by the acquiring corporation or its subsidiary or its parent.

        SECTION 4. CONVERSION. THE HOLDERS OF THE PREFERRED SHALL HAVE CONVERSION RIGHTS AS FOLLOWS (THE "CONVERSION RIGHTS"):

           (a) RIGHT TO CONVERT. Each share of Preferred shall be convertible, at the option of the holder thereof, at any time into such number of fully paid and nonassessable shares of Common as is determined by dividing, with respect to the Series AA Preferred, $5.10, with respect to the Series BB Preferred, $2.64, with respect to the Series CC Preferred, $2.75, with respect to the Series DD Preferred, $5.50, and with respect to the Series EE Preferred, $8.00, by each series' respective Conversion Price in effect as of the time of conversion. The conversion price for the Series AA Preferred (the "Series AA Conversion Price") shall initially be $4.26, the conversion price for the Series BB Preferred (the "Series BB Conversion Price") shall initially be $2.64, the conversion price for the Series CC Preferred (the "Series CC Conversion Price") shall initially be $2.75 the conversion price for the Series DD Preferred (the "Series DD Conversion Price") shall initially be $5.50 and the Conversion Price for the Series EE Preferred ("the Series EE Conversion Price") shall initially be $8.00 (collectively with the Series AA Conversion Price, Series BB Conversion Price, Series CC Conversion Price, the Series DD Conversion Price, and the Series EE Conversion Price, the "Conversion Prices"). Such initial Conversion Prices shall be subject to adjustment as hereinafter provided.

           (b) AUTOMATIC CONVERSION. Each share of Series AA Preferred, Series BB Preferred, Series CC Preferred, Series DD Preferred and Series EE Preferred shall automatically be converted into shares of Common at the then effective conversion rate and taking into account declared but unpaid dividends, upon the affirmative vote of the holders of (i) a majority of the shares of the Series AA Preferred (with respect to the conversion of the Series AA Preferred), (ii) a majority of the shares of the Series BB Preferred (with respect to the conversion of the Series BB Preferred), (iii) at least 66-2/3% of the shares of the Series CC Preferred (with respect to the conversion of the Series CC Preferred), (iv) a majority of the authorized shares of the Series DD Preferred (with respect to the conversion of the Series DD Preferred), or (v) a majority of the authorized shares of the Series EE Preferred (with respect to the conversion of the Series EE Preferred) or immediately upon the closing of a firm commitment underwritten public offering of shares of Common pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common of the corporation for the account of the corporation to the public for an aggregate offering price of not less than $10,000,000 (before deduction for underwriter commissions and expenses relating to the issuance) and at a public offering price per share of at least $6.50 (as adjusted for any Recapitalization) (a "Qualified Public Offering").

           (c) MECHANICS OF CONVERSION. Before any holder of Preferred shall be entitled to convert the same into full shares of Common, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the corporation or of any transfer agent for the Preferred, and shall give written notice to the corporation at such office that he elects to convert the same. Such notice shall also state whether the holder elects, pursuant to Section 2 hereof, to receive declared but unpaid dividends on the Preferred proposed to be converted in cash, or to convert such dividends into shares of Common at their fair market value as



                                       4.

determined by the Board. The corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred, a certificate or certificates for the number of shares of Common to which he shall be entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into a fractional share of Common, and any declared but unpaid dividends on the converted Preferred which the holder elected to receive in cash. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred to be converted, and the person or persons entitled to receive the shares of Common issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common on such date. If the conversion is in connection with an underwritten public offering of securities registered pursuant to the Securities Act of 1933, as amended, the conversion shall be conditioned upon the closing of such public offering, and the person(s) entitled to receive the Common issuable upon such conversion of the Preferred shall not be deemed to have converted such Preferred until immediately prior to such closing.

           (d) ADJUSTMENTS TO SERIES AA, SERIES BB, SERIES CC, SERIES DD AND SERIES EE CONVERSION PRICE FOR DILUTING ISSUES.

               (1) SPECIAL DEFINITIONS. For purposes of this Section 4(d), the following definitions shall apply:

                   (a) "OPTIONS" shall mean rights, options, or warrants to subscribe for, purchase or otherwise acquire either Common or Convertible Securities.

                   (b) "ORIGINAL ISSUE DATE" shall mean, with respect to a series of Preferred, the date on which a share of Series AA Preferred, Series BB Preferred, Series CC Preferred, Series DD Preferred and Series EE Preferred was first issued, which, in the case of the Series DD Preferred or Series EE Preferred, shall be deemed to be the date on which a security convertible into Series DD Preferred or Series EE Preferred was issued, respectively.

                   (c) "CONVERTIBLE SECURITIES" shall mean any evidences of indebtedness, shares (other than Series AA Preferred, Series BB Preferred, Series CC Preferred, Series DD Preferred, or Series EE Preferred) or other securities convertible into or exchangeable for Common.

                   (d) "ADDITIONAL SHARES OF COMMON" shall mean all shares of Common issued (or, pursuant to Section 4(d)(3), deemed to be issued) by the corporation after the Original Issue Date, other than shares of Series EE Preferred and securities convertible into Series EE Preferred and other shares of Common issued or issuable:

                        (i) upon conversion of shares of Series AA Preferred, Series BB Preferred, Series CC Preferred, Series DD Preferred and Series EE Preferred;

                        (ii) to officers, directors or employees of, or consultants to, the corporation pursuant to stock option or stock purchase plans approved by the Board of Directors;



                                       5.

                        (iii) as a dividend or distribution on any of the Series AA Preferred, Series BB Preferred, Series CC Preferred, Series DD Preferred or Series EE Preferred;

                        (iv) for which adjustment of the Conversion Price is made pursuant to Section 4(e)(1);

                        (v) in connection with warrants issued as part of any debt or lease financing transaction approved by the Board of Directors of the corporation;

                        (vi) in connection with the exercise of warrants; or

                        (vii) by way of dividend or other distribution on shares excluded from the definition of Additional Shares of Common by the foregoing clauses (i), (ii), (iii), (iv), (v), (vi) or this clause (vii).

               (2) NO ADJUSTMENT OF CONVERSION PRICE. No adjustment in the Series AA Conversion Price, Series BB Conversion Price, Series CC Conversion Price or Series DD Conversion Price of a particular share of Series AA Preferred, Series BB Preferred, Series CC Preferred, Series DD Preferred or Series EE Preferred, respectively, shall be made in respect of the issuance of Additional Shares of Common unless the consideration per share for an Additional Share of Common issued or deemed to be issued by the corporation is less than the Series AA Conversion Price, Series BB Conversion Price, Series CC Conversion Price, Series DD Conversion Price or Series EE Preferred, as the case may be, in effect on the date of, and immediately prior to such issue, for such share of Series AA Preferred, Series BB Preferred, Series CC Preferred, Series DD Preferred or Series EE Preferred.

               (3) DEEMED ISSUE OF ADDITIONAL SHARES OF COMMON. In the event the corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities then entitled to receive any such Options or Convertible Securities, then the maximum number of Additional Shares of Common (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 4(d)(5) hereof) of such Additional Shares of Common would be less than the Series AA Conversion Price, Series BB Conversion Price, Series CC Conversion Price, Series DD Conversion Price or Series EE Conversion Price, as the case may be, in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common are deemed to be issued:

                   (a) no further adjustments in the Series AA Conversion Price, Series BB Conversion Price, Series CC Conversion Price, Series DD Conversion Price or Series



                                       6.

EE Preferred shall be made upon the subsequent issue of Convertible Securities or shares of Common upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                   (b) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the corporation, or decrease in the number of shares of Common issuable, upon the exercise, conversion or exchange thereof, the Series AA Conversion Price, Series BB Conversion Price, Series CC Conversion Price, Series DD Conversion Price or Series EE Preferred computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities (provided, however, that no such adjustment of the Series AA Conversion Price, Series BB Conversion Price, Series CC Conversion Price, Series DD Conversion Price or Series EE Conversion Price shall affect Common previously issued upon conversion of the Preferred);

                   (c) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Series AA Conversion Price, Series BB Conversion Price, Series CC Conversion Price, Series DD Conversion Price or Series EE Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                        (i) in the case of Convertible Securities or Options for Common the only Additional Shares of Common issued were the shares of Common, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the corporation upon such conversion or exchange, and

                        (ii) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options and the consideration received by the corporation for the Additional Shares of Common deemed to have been then issued was the consideration actually received by the corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the corporation (determined pursuant to Section 4(d)(5)) upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                   (d) no readjustment pursuant to clauses (b) or (c) above shall have the effect of increasing the Series AA Conversion Price, Series BB Conversion Price, Series CC Conversion Price, Series DD Conversion Price or Series EE Preferred Conversion Price to an amount which exceeds the lower of (i) such Conversion Price, as the case may be, on the original



                                       7.

adjustment date, or (ii) such Conversion Price, as the case may be, that would have resulted from any issuance of Additional Shares of Common between the original adjustment date and such readjustment date;

                   (e) in the case of any Options which expire by their terms not more than 30 days after the date of issue thereof, no adjustment of the Series AA Conversion Priced, Series BB Conversion Price, Series CC Conversion Price, Series DD Conversion Price, or Series EE Conversion Price shall be made, except as to shares of Preferred converted in such period, until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (c) above; and

                   (f) if any such record date shall have been fixed and such Options or Convertible Securities are not issued on the date fixed thereof, the adjustment previously made in the Series AA Conversion Price, Series BB Conversion Price, Series CC Conversion Price, Series DD Conversion Price or Series EE Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and shall instead be made on the actual date of issuance, if any.

               (4) ADJUSTMENT OF CONVERSION PRICE UPON ISSUANCE OF ADDITIONAL SHARES OF COMMON. In the event the corporation shall issue Additional Shares of Common (including Additional Shares of Common deemed to be issued pursuant to Section 4(d)(3)) without consideration or for a consideration per share less than the Series AA Conversion Price, Series BB Conversion Price, Series CC Conversion Price, Series DD Conversion Price or Series EE Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Series AA Conversion Price, Series BB Conversion Price, Series CC Conversion Price, Series DD Conversion Price or Series EE Conversion Price, as the case may be, shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Series AA Conversion Price, Series BB Conversion Price, Series CC Conversion Price, Series DD Conversion Price or Series EE Conversion Price, as the case may be, by a fraction, the numerator of which shall be the number of shares of Common outstanding immediately prior to such issuance (including for this purpose the number of shares of Common issuable upon conversion of the shares of Preferred outstanding immediately prior to such issue) plus the number of shares of Common which the aggregate consideration received by the corporation for the total number of Additional Shares of Common so issued would purchase at such Series AA Conversion Price, Series BB Conversion Price, Series CC Conversion Price, Series DD Conversion Price or Series EE Conversion Price, as the case may be, and the denominator of which shall be the number of shares of Common outstanding immediately prior to such issuance (including for this purpose the number of shares of Common issuable upon conversion of the shares of Preferred outstanding immediately prior to such issue) plus the number of such Additional Shares of Common so issued.

               (5) DETERMINATION OF CONSIDERATION. For purposes of this Section 4(d), the consideration received by the corporation for the issue of any Additional Shares of Common shall be computed as follows:



                                       8.

                   (a) CASH AND PROPERTY. Such consideration shall:

                        (i) insofar as it consists of cash, be computed at the aggregate amount of cash paid therefor, prior to deducting any discounts, commissions or other expenses allowed, paid or incurred by the corporation but excluding any amounts paid or payable for accrued interest or accrued dividends;

                        (ii) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                        (iii) in the event Additional Shares of Common are issued together with other shares or securities or other assets of the corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (i) and (ii) above, as determined in good faith by the Board of Directors.

                   (b) OPTIONS AND CONVERTIBLE SECURITIES. The consideration per share received by the corporation for Additional Shares of Common deemed to have been issued pursuant to Section 4(d)(3), relating to Options and Convertible Securities, shall be determined by dividing:

                        (i) the total amount, if any, received or receivable by the corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to the corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

                        (ii) the maximum number of shares of Common (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

           (e) CONVERSION PRICE ADJUSTMENTS OF PREFERRED. The Series AA Conversion Price, Series BB Conversion Price, Series CC Conversion Price, Series DD Conversion Price and Series EE Conversion Price shall be subject to adjustment from time to time as follows:

               (1) ADJUSTMENTS FOR COMBINATIONS OR SUBDIVISIONS OF COMMON. In the event the corporation at any time or from time to time after the Original Issue Date shall declare or pay any dividend on the Common payable in Common or in any right to acquire Common, or shall effect a subdivision of the outstanding shares of Common into a greater number of shares of Common (by stock split, reclassification or otherwise), or in the event the outstanding shares of Common shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common, then the Conversion Prices of the Preferred in effect immediately



                                       9.

prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate.

               (2) OTHER DISTRIBUTIONS. In the event the corporation shall at any time or from time to time after the Original Issue Date make or issue, or fix a record date for the determination of holders of Common entitled to receive, a dividend or other distribution payable in securities of the corporation or any of it subsidiaries other than Additional Shares of Common, then in each such event provision shall be made so that the holders of Preferred shall receive, upon the conversion thereof, the securities of the corporation which they would have received had their stock been converted into Common on the date of such event.

               (3) ADJUSTMENTS. After the Original Issuance Date, in case of any reorganization or any reclassification of the capital stock of the corporation, or, subject to Section 3(c) above, which shall control in the circumstances specified therein, any consolidation or merger of the corporation with or into another corporation or corporations, or the conveyance of all or substantially all of the assets of the corporation to another corporation, each share of Preferred shall thereafter be convertible into the number of shares of stock or other securities or property (including cash) to which a holder of the number of shares of Common deliverable upon conversion of such share of Preferred would have been entitled upon the record date of (or date of, if no record date is fixed) such reorganization, reclassification, consolidation, merger or conveyance; and, in any case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of such Preferred, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as equivalent as is practicable, in relation to any shares of stock or the securities or property (including cash) thereafter deliverable upon the conversion of the shares of such Preferred.

           (f) NO IMPAIRMENT. The corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Preferred against impairment.

           (g) CERTIFICATES AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Series AA Conversion Price, Series BB Conversion Price, Series CC Conversion Price, Series DD Conversion Price or Series EE Conversion Price pursuant to this Section 4, the corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Preferred a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The corporation shall, upon the written request at any time of any holder of Preferred, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the applicable Conversion Price at the time in effect and (iii) the number of shares of Common and the amount, if any, of other property which at the time would be received upon the conversion of Preferred.



                                      10.

           (h) NOTICES OF RECORD DATE. In the event that the corporation shall propose at any time:

               (1) to declare any Common dividend or distribution, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

               (2) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;

               (3) to effect any reclassification or recapitalization of outstanding shares of its Common which involve a change in the Common; or

               (4) to merge or consolidate with or into any other corporation, or sell, lease or convey all or substantially all its property or business, or to liquidate, dissolve or wind up; then, in connection with each such event, the corporation shall send to the holders of the Preferred:

                   (a) at least 20 days' prior written notice of the record date for such dividend, distribution or subscription rights (and specifying the date on which the holders of shares of Common shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in subsections 4(h)(iii) and (iv) above; and

                   (b) in the case of the matters referred to in subsections 4(h)(iii) and (iv) above, at least 20 days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of shares of Common shall be entitled to exchange their shares of Common for securities or other property deliverable upon the occurrence of such event).

Each such written notice shall be given by first class mail, postage prepaid, addressed to the holders of Preferred at the address for each such holder as shown on the books of the corporation.

           (i) ISSUE TAXES. The corporation shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common on conversion of shares of Preferred pursuant hereto; provided, however, that the corporation shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

           (j) RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common, solely for the purpose of effecting the conversion of the shares of the Preferred, such number of its shares of Common as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Preferred, and if at any time the number of authorized but unissued shares of Common shall not be sufficient to effect the conversion of all then outstanding shares of the Preferred, the corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best



                                      11.

efforts to obtain the requisite stockholder approval of any necessary amendment to this Certificate of Incorporation.

           (k) FRACTIONAL SHARES. No fractional share shall be issued upon the conversion of any share or shares of the Preferred. All shares of Common (including fractions thereof) issuable upon conversion of more than one share of Series AA Preferred, Series BB Preferred, Series CC Preferred, Series DD Preferred or Series EE Preferred by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common, the corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of conversion (as determined in good faith by the Board of Directors of the corporation).

           (l) NOTICES. Any notice required by the provisions of this Section 4 to be given to the holders of shares of Preferred shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at its address appearing on the books of the corporation.

        SECTION 5. VOTING RIGHTS AND DIRECTORS.

           (a) VOTE OTHER THAN FOR DIRECTORS. Except as otherwise required by law and as provided in section (b) below with respect to the election of directors, the holders of Preferred and the holders of Common shall be entitled to notice of any stockholders' meetings and to vote as a single class upon any matter submitted to the stockholders for a vote, as follows:

               (1) the holders of Preferred shall have one vote for each full share of Common into which their respective shares of Preferred would be convertible on the record date for the vote; and

               (2) the holders of Common have one vote per share of Common.

           (b) VOTING FOR DIRECTORS. The members of the Board of Directors shall be elected as follows: (i) holders of the Series AA Preferred shall be entitled to elect one member of the Board of Directors at or pursuant to each meeting or consent of the corporation's stockholders for the election of directors, and to remove from office such director and to fill any vacancy caused by the resignation, death or removal of such director; (ii) holders of the Series BB Preferred shall be entitled to elect two members of the Board of Directors at or pursuant to each meeting or consent of the corporation's stockholders for the election of directors, and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors; (iii) holders of the Series CC Preferred shall be entitled to elect one member of the Board of Directors at or pursuant to each meeting or consent of the corporation's stockholders for the election of directors, and to remove from office such director and to fill any vacancy caused by the resignation, death or removal of such director, (iv) holders of the Common shall be entitled to elect two members of the Board of Directors at or pursuant to each meeting or consent of the corporation's stockholders for the election of directors, and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of



                                      12.

such directors; and (iv) holders of the Common, Series AA Preferred, Series BB Preferred, Series CC Preferred, Series DD Preferred and Series EE Preferred, voting together, shall be entitled to elect the balance of directors, if any, at or pursuant to each meeting or consent of the corporation's stockholders for the election of directors, and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors.

        SECTION 6. COVENANTS.

           (a) In addition to any other rights provided by law, (i) so long as an aggregate of at least 1,187,500 shares of Series AA Preferred and Series BB Preferred remain outstanding (appropriately adjusted for any Recapitalization) the corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than a majority of such outstanding shares of Series AA Preferred and Series BB Preferred, voting together as a class, (ii) so long as an aggregate of at least 1,500,000 shares of Series CC Preferred remain outstanding (appropriately adjusted for any Recapitalization), the corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than 55% of such outstanding shares of Series CC Preferred, (iii) so long as an aggregate of at least 900,000 shares of Series DD Preferred remain outstanding (appropriately adjusted for any Recapitalization), the corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than 50% of such outstanding shares of Series DD Preferred and (iv) so long as an aggregate of at least 250,000 shares of Series EE Preferred remain outstanding (appropriately adjusted for any Recapitalization), the corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than 50% of such outstanding shares of Series EE Preferred:

               (1) Any amendment, alteration, or repeal of any provision of the Certificate of Incorporation or the Bylaws of the corporation (including any filing of a Certificate of Designation), that affects adversely the voting powers, preferences, or other special rights or privileges, qualifications, limitations, or restrictions of the Preferred;

               (2) Any increase or decrease (other than by redemption or conversion) in the authorized number of shares of Common or Preferred;

               (3) Any authorization or any designation, whether by reclassification or otherwise, of any new class or series of stock or any other securities convertible into equity securities of the corporation ranking on a parity with or senior to the Preferred in right of redemption, liquidation preference, voting or dividends or any increase in the authorized or designated number of any such new class or series;

               (4) Any redemption, repurchase, payment of dividends or other distributions with respect to Common or Preferred (except for acquisitions of Common by the corporation pursuant to agreements which permit the company to repurchase such shares upon termination of services to the corporation or in exercise of the corporation's right of first refusal upon a proposed transfer);

               (5) Any action that results in the payment or declaration of a dividend on any shares of Common or Preferred; or



                                      13.

               (6) Any voluntary dissolution or liquidation of (or so deemed pursuant to Section 3(c) above) the corporation.

        SECTION 7. STATUS OF CONVERTED STOCK. In the event any shares of Preferred shall be converted pursuant to Section 4 hereof, the shares so converted shall be canceled and shall not be issuable by the corporation.

        SECTION 8. RESIDUAL RIGHTS. All rights accruing to the outstanding shares of the corporation not expressly provided for to the contrary herein shall be vested in the Common.

        SECTION 9. CONSENT FOR CERTAIN REPURCHASES OF COMMON DEEMED TO BE DISTRIBUTIONS. Each holder of Preferred shall be deemed to have consented, for purposes of Section 502, 503 and 506 of the California Corporations Code, to distributions made by the corporation in connection with the repurchase of shares of Common issued to or held by employees or consultants upon termination of their employment or services or pursuant to agreements providing for the right of said repurchase between the corporation and such persons.


                                       V.

        For the management of the business and for the conduct of the affairs of the corporation, and in further definition, limitation and regulation of the powers of the corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

        A. The management of the business and the conduct of the affairs of the corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed exclusively by one or more resolutions adopted by the Board of Directors.

        B. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, following the closing of the initial public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1993 Act"), covering the offer and sale of Common Stock to the public (the "Initial Public Offering"), the directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the closing of the Initial Public Offering, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the Initial Public Offering, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the Initial Public Offering, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting. During such time or times that the corporation is subject to Section 2115(b) of the California General Corporation Law ("CGCL"), this paragraph B of this
Article V shall become


                                      14.

effective and be applicable only when the corporation is a "listed" corporation within the meaning of Section 301.5 of the CGCL.

        C. In the event that the corporation is unable to have a classified board under applicable law, Section 301.5 of the CGCL, paragraph B of this
Article V shall not apply and all directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting.

        D. No stockholder entitled to vote at an election for directors may cumulate votes to which such stockholder is entitled, unless, at the time of such election, the corporation (i) is subject to Section 2115(b) of the CGCL and
(ii) is not or ceases to be a "listed" corporation under Section 301.5 of the CGCL. During this time, every stockholder entitled to vote at an election for directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such stockholder's shares are otherwise entitled, or distribute the stockholder's votes on the same principle among as many candidates as such stockholder thinks fit. No stockholder, however, shall be entitled to so cumulate such stockholder's votes unless (i) the names of such candidate or candidates have been placed in nomination prior to the voting and
(ii) the stockholder has given notice at the meeting, prior to the voting, of such stockholder's intention to cumulate such stockholder's votes. If any stockholder has given proper notice to cumulate votes, all stockholders may cumulate their votes for any candidates who have been properly placed in nomination. Under cumulative voting, the candidates receiving the highest number of votes, up to the number of directors to be elected, are elected.

Notwithstanding the foregoing provisions of this section, each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

        E. REMOVAL OF DIRECTORS

        SECTION 1. During such time or times that the corporation is subject to
Section 2115(b) of the CGCL, the Board of Directors or any individual director may be removed from office at any time without cause by the affirmative vote of the holders of at least a majority of the outstanding shares entitled to vote on such removal; provided, however, that unless the entire Board is removed, no individual director may be removed when the votes cast against such director's removal, or not consenting in writing to such removal, would be sufficient to elect that director if voted cumulatively at an election which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of such director's most recent election were then being elected.

        SECTION 2. At any time or times that the corporation is not subject to
Section 2115(b) of the CGCL and subject to any limitations imposed by law,
Section 1 shall no longer apply and removal shall be as provided in Section 141(k) of the DGCL.



                                      15.

        F. VACANCIES

        SECTION 1. Subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders, except as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified.

        SECTION 2. If at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent (10%) of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in offices as aforesaid, which election shall be governed by Section 211 of the DGCL.

        SECTION 3. At any time or times that the corporation is subject to
Section 2115(b) of the CGCL, if, after the filling of any vacancy by the directors then in office who have been elected by stockholders shall constitute less than a majority of the directors then in office, then

           (a) Any holder or holders of an aggregate of five percent (5%) or more of the total number of shares at the time outstanding having the right to vote for those directors may call a special meeting of stockholders; or

           (b) The Superior Court of the proper county shall, upon application of such stockholder or stockholders, summarily order a special meeting of stockholders, to be held to elect the entire board, all in accordance with
Section 305(c) of the CGCL. The term of office of any director shall terminate upon that election of a successor.

        G. Subject to paragraph (h) of Section 43 of the Bylaws, the Bylaws may be altered or amended or new Bylaws adopted by the affirmative vote of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the voting stock of the corporation entitled to vote. The Board of Directors shall also have the power to adopt, amend, or repeal Bylaws.

        SECTION 1. The directors of the corporation need not be elected by written ballot unless the Bylaws so provide.

        SECTION 2. No action shall be taken by the stockholders of the corporation except at an annual or special meeting of stockholders called in accordance with the Bylaws or by written consent of stockholders in accordance with the Bylaws prior to the closing of the Initial Public Offering and following the closing of the Initial Public Offering no action shall be taken by the stockholders by written consent.



                                      16.

        SECTION 3. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the corporation shall be given in the manner provided in the Bylaws of the corporation.

                                       VI.

        A. The liability of the directors for monetary damages shall be eliminated to the fullest extent under applicable law.

        B. This corporation is authorized to provide indemnification of agents (as defined in Section 317 of the CGCL) for breach of duty to the corporation and its stockholders through bylaw provisions or through agreements with the agents, or through stockholder resolutions, or otherwise, in excess of the indemnification otherwise permitted by Section 317 of the CGCL, subject, at any time or times the corporation is subject to Section 2115(b), to the limits on such excess indemnification set forth in Section 204 of the CGCL.

        C. Any repeal or modification of this Article VI shall be prospective and shall not affect the rights under this Article VI in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

                                      VII.

        A. The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in paragraph B of this
Article VII, and all rights conferred upon the stockholders herein are granted subject to this reservation.

        B. Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the voting stock required by law, this Certificate of Incorporation or any Preferred Stock Designation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the voting stock, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI, and VII.

                                     * * * *

        FOUR: This Amended and Restated Certificate of Incorporation has been duly approved by the Board of Directors of this corporation.

        FIVE: This Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware by the Board of Directors and the stockholders of the corporation. A majority of the outstanding shares of Common and Preferred, voting as a single class on an as-converted basis, a majority of the outstanding shares of Series AA Preferred and Series BB Preferred, voting together as a class, fifty-five percent (55%) of the outstanding shares of Series CC Preferred and fifty percent (50%) of the outstanding shares of Series DD Preferred approved this Amended and Restated Certificate of Incorporation by written consent in



                                      17.

accordance with Section 228 of the General Corporation Law of the State of Delaware and written notice of such was given by the corporation in accordance with said Section 228.







                                      18.

        IN WITNESS WHEREOF, REPEATER TECHNOLOGIES, INC. has caused this Amended and Restated Certificate of Incorporation to be signed by its President this _______ day of _______________, 2000.



                                    REPEATER TECHNOLOGIES, INC.


                                    By:
                                       ----------------------------------------
                                       Kenneth L. Kenitzer
                                       President






                                      19.

                                    EXHIBIT D

                                 FORM OF WARRANT

        THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                           REPEATER TECHNOLOGIES, INC.

                           WARRANT FOR THE PURCHASE OF
                       SHARES OF SERIES EE PREFERRED STOCK

NO. WEE-<<WarrantNumber>>                                       __________, 2000

        FOR VALUE RECEIVED, REPEATER TECHNOLOGIES, INC., a Delaware corporation (the "Company"), with its principal office at 1150 Morse Avenue, Sunnyvale, CA 94089-1605, hereby certifies that <<NAME>> or its assigns (the "Holder") is entitled, subject to the provisions of this Warrant, to purchase from the Company, at any time prior to the Expiration Date (as defined in Section 11 below), the number of fully paid and nonassessable shares of Series EE Preferred Stock of the Company equal to twenty percent (20%) of
<<AmountSpelledOut>>Dollars ($<<Amount>>.00) divided by the Conversion Price, at an exercise price per share equal to eight dollars ($8.00) (the "Exercise Price"). The initial "Conversion Price" per share shall be $8.00, or, if the Company has consummated a Qualified Public Offering (as defined in the Company's Certificate of Incorporation, as may be amended from time to time), the lesser of $8.00 or the initial "Price to Public" specified in the final prospectus related thereto. The term "Series EE Preferred" shall mean the aforementioned Series EE Preferred Stock of the Company or any other equity securities that may be issued by the Company in addition thereto or in substitution therefor as provided herein.

        The number of shares of Series EE Preferred to be received upon the exercise of this Warrant and the price to be paid for a share of Series EE Preferred are subject to adjustment from time to time as hereinafter set forth. The shares of Series EE Preferred deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares."

        SECTION 1. EXERCISE OF WARRANT. This Warrant may be exercised in whole or in part on any business day prior to the Expiration Date by presentation and surrender to the Company at its principal office at the address set forth in the initial paragraph hereof (or at such other address as the Company may hereafter notify the Holder in writing) with the Purchase

Form annexed hereto duly executed and accompanied by proper payment of the Exercise Price in lawful money of the United States of America in the form of a check, subject to collection, for the number of Warrant Shares specified in the Purchase Form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant and such Purchase Form, together with proper payment of the Exercise Price, at such office, the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder.

        SECTION 2. NET ISSUE EXERCISE. Notwithstanding any provisions herein to the contrary, in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to the Holder a number of shares of Series EE Preferred computed using the following formula:

                                  X = Y (A - B)
                                      --------
                                           A

                Where X = the number of shares of Series EE Preferred to be issued to the Holder

                        Y = the number of shares of Series EE Preferred purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the number of shares purchased under the Warrant being canceled (at the date of such calculation)

                        A = the fair market value of one share of the Series EE Preferred (at the date of such calculation)

                        B = Exercise Price (as adjusted to the date of such calculation)

                        For purposes of the above calculation, the fair market value of one share of Series EE Preferred shall be determined by the Company's Board of Directors in good faith; provided, however, that in the event that the warrant is exercised concurrent with an initial public offering of the Company's Common Stock in which the Series EE Preferred is converted to Common Stock, then the price to the public of the Common Stock in such offering shall be used to determine the fair market value and, provided further, that in the event that this warrant becomes exercisable for Common Stock and the Company's Common Stock is publicly traded, the closing price of the Company's stock in the principal market or exchange on which is it traded on the date of exercise (or if not traded on


                                       2.

                        such date, the most recent date on which it was traded) shall be used to determine the fair market value.

        SECTION 3. ISSUANCE OF NEW WARRANT. In the event of any exercise of the rights represented by this Warrant, certificates for the Warrant Shares so purchased shall be delivered to the holder hereof as soon as practicable and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the portion of the Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within a reasonable time. Such exercise shall be deemed to have been made immediately prior to the close of business on the date of surrender of this Warrant.

        SECTION 4. RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant (i) all shares of Series EE Preferred Stock issuable upon exercise of this Warrant and (ii) all shares of Common Stock issuable upon the conversion of such shares of Series EE Preferred Stock. All shares of such Series EE Preferred Stock shall be duly authorized and, when issued upon such exercise in accordance with the terms of this Warrant, shall be validly issued, fully paid and nonassessable.

        SECTION 5. FRACTIONAL INTEREST. The Company will not issue a fractional share of Series EE Preferred upon exercise of this Warrant. Instead, the Company will deliver its check for the current fair market value of the fractional share, as determined in good faith by the Board of Directors of the Company.

        SECTION 6.    ASSIGNMENT OR LOSS OF WARRANT.

        (a) Except as provided in Section 10, the Holder of this Warrant shall be entitled, without obtaining the consent of the Company, to assign its interest in this Warrant in whole or in part to any person or persons. Subject to the provisions of Section 10, upon surrender of this Warrant to the Company or at the office of its stock transfer agent or warrant agent, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees named in such instrument of assignment and, if the Holders entire interest is not being assigned, in the name of the Holder, and this Warrant shall promptly be canceled.

        (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnification satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

        SECTION 7. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company on any matters or with respect to any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or


                                       3.

accrued in respect of this Warrant or the interest represented hereby or the Warrant Shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised in accordance with its terms.

        SECTION 8. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The number and kind of securities purchasable upon the exercise of the Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

        (a) RECLASSIFICATION OF OUTSTANDING SECURITIES. In case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), the Company shall execute a new Warrant (in form and substance reasonably satisfactory to the Holder of this Warrant) providing that the Holder of this Warrant shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of Series EE Preferred theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification or change by a holder of one share of Series EE Preferred. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 8. The provisions of this subsection (a) shall similarly apply to successive reclassification or changes.

        (b) SUBDIVISIONS OR COMBINATION OF SHARES. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Series EE Preferred, the Exercise Price and the number of Warrant Shares issuable upon exercise hereof shall be proportionately adjusted.

        (c) STOCK DIVIDENDS. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend payable in shares of Series EE Preferred Stock (except any distribution specifically provided for in the foregoing subsections (a) and (b)), then the Exercise Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Series EE Preferred Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Series EE Preferred Stock outstanding immediately after such dividend or distribution and the number of Warrant Shares subject to this Warrant shall be proportionately adjusted.

        (d) NOTICE OF RECORD DATE. In the event of any taking by the Company of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed merger or consolidation of the Company with or into any other corporation, or any proposed sale, lease or conveyance of all or substantially all of the assets of the Company, or any proposed liquidation, dissolution or winding up of the Company, the Company shall mail to the Holder of this Warrant, at least ten days prior to the date specified


                                       4.

therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

        (e) NO ADJUSTMENT UPON EXERCISE OF WARRANTS. No adjustments shall be made under any Section herein in connection with the issuance of Warrant Shares upon exercise of the Warrants.

        SECTION 9. OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of Section 8, the Company shall deliver an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officer's certificate shall be signed by the chairman, president or chief financial officer of the Company.

        SECTION 10. TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933. This Warrant may not be exercised and neither this Warrant nor any of the Warrant Shares, nor any interest in either, may be sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of, in whole or in part, except in compliance with applicable United States federal and state securities or Blue Sky laws and the terms and conditions hereof. Each Warrant shall bear a legend in substantially the same form as the legend set forth on the first page of this Warrant. Each certificate for Warrant Shares issued upon exercise of this Warrant, unless at the time of exercise such Warrant Shares are acquired pursuant to a registration statement that has been declared effective under the Act, shall bear a legend substantially in the following form:

        THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

Any certificate for any Warrant Shares issued at any time in exchange or substitution for any certificate for any Warrant Shares bearing such legend (except a new certificate for any Warrant Shares issued after the acquisition of such Warrant Shares pursuant to a registration statement that has been declared effective under the Act) shall also bear such legend unless, in the opinion of counsel for the Company, the Warrant Shares represented thereby need no longer be subject to the restriction contained herein. The provisions of this Section 10 shall be binding upon all subsequent Holders of certificates for Warrant Shares bearing the above legend and all subsequent Holders of this Warrant, if any. In addition in connection with the issuance of this


                                       5.

Warrant, the Holder specifically represents to the Company by acceptance of this Warrant as follows:

        (a) The Holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The Holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Act.

        (b) The Holder understands that this Warrant has not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein.

        (c) The Holder further understands that this Warrant must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. Moreover, the Holder understands that the Company is under no obligation to register and qualify this Warrant.

        (d) The Holder is aware of the provisions of Rule 144 promulgated under the Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: The availability of certain public information about the Company, the resale occurring not less than one year after the party has purchased and paid for the securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein.

        (e) The Holder further understands that at the time it wishes to sell this Warrant there may be no public market upon which to make such a sale, and that, even if such a public market then exits, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Holder may be precluded from selling this Warrant under Rule 144 even if the two year minimum holding period had been satisfied.

        (f) The Holder further understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the staff of the Securities and Exchange Commission (the "SEC") has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

        SECTION 11. EXPIRATION DATE. This Warrant shall expire and shall be wholly void and have no effect after 5:00 p.m. on the fifth anniversary of the date hereof.


                                       6.

        SECTION 12. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the holder to purchase shares of Series EE Preferred, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

        SECTION 13. MARKET STANDOFF. The holder of this Warrant, by acceptance hereof, agrees that such holder will not, without the prior written consent of the lead underwriter of the initial public offering of the Common Stock of the Company pursuant to a registration statement filed under the Act (the "Offering"), directly or indirectly offer to sell, contract to sell (including, without limitation, any short sale), grant any option for the sale of, acquire any option to dispose of, or otherwise dispose of any Warrant Shares for a period of 180 days following the day on which the registration statement filed on behalf of the Company in connection with the Offering shall become effective by order of the SEC.

        SECTION 14. GOVERNING LAW. This Warrant is delivered in the State of California and shall be construed in accordance with and governed by the laws of that State.

        SECTION 15. MODIFICATION AND WAIVER. Neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by an instrument in writing signed by the Company and by the Holder hereof.

        SECTION 16. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be delivered or shall be sent by certified mail, postage prepaid, to each such Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant.

        SECTION 17. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

        SECTION 18. ENTIRE AGREEMENT. This Warrant constitutes the entire agreement between the parties pertaining to the subject matter herein and supersedes all prior and contemporaneous agreements, representation and undertakings of the parties.


                                       7.

        IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed by its duly authorized officer and to be dated as of _________________, 2000.

                                    REPEATER TECHNOLOGIES, INC.

                                    BY:
                                           -------------------------------------
                                           Ken Kenitzer,
                                           President and Chief Executive Officer


                                       8.

                                  PURCHASE FORM

                                                   Dated ___________, ____

        The undersigned hereby irrevocably elects to exercise Warrant WEE-_____ (the "Warrant") to purchase _______ shares of Series EE Preferred Stock of REPEATER TECHNOLOGIES, INC. and hereby makes payment of ___________________ in payment of the exercise price thereof.

                                       or

        The undersigned hereby elects to convert ____ percent (__%) of the value of the Warrant pursuant to the provisions of Section 2 of the Warrant.

                                                   Signature____________________


                                       9.

                                 ASSIGNMENT FORM

                                                   Dated _________, ____

        FOR VALUE RECEIVED, ________________________________ hereby sells, assigns and transfers unto __________________________________________________
(the "Assignee"), (please type or print in block letters)


--------------------------------------------------------------------------------
                                (insert address)

its right to purchase up to ____ shares of Series EE Preferred Stock of REPEATER TECHNOLOGIES, INC. represented by this Warrant and does hereby irrevocably constitute and appoint ____________________________ Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.

                                                   Signature____________________


                                      10.

                                    EXHIBIT E

                                     FORM OF
            SEVENTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                               TABLE OF CONTENTS
I.      DEFINITIONS..........................................................................1

        1.1    "Restricted Securities".......................................................1

        1.2    "Registrable Securities"......................................................1

        1.3    The terms "register," "registered" and "registration".........................1

        1.4    "Registration Expenses".......................................................2

        1.5    "Selling Expenses"............................................................2

        1.6    "Holder"......................................................................2

        1.7    "Preferred Stock".............................................................2

II.     AMENDMENT AND RESTATEMENT OF PRIOR INVESTORS' RIGHTS AGREEMENT.......................2

III.    REGISTRATION; RESTRICTIONS ON TRANSFER...............................................2

        3.1    Restrictions on Transferability...............................................2

        3.2    Restrictive Legend............................................................2

        3.3    Notice of Proposed Transfers..................................................3

        3.4    Requested Registration........................................................3

        3.5    Company Registration..........................................................5

        3.6    Expenses of Registration......................................................6

        3.7    Registration Procedures.......................................................6

        3.8    Registration on Form S-3......................................................7

        3.9    Termination of Registration Rights............................................7

        3.10   Lockup Agreement..............................................................7

        3.11   Indemnification...............................................................7

        3.12   Information by Holder.........................................................9

        3.13   Rule 144 Reporting............................................................9

        3.14   Transfer of Registration Rights..............................................10

IV.     COVENANTS OF THE COMPANY............................................................10

        4.1    Annual Financial Information.................................................10

        4.2    Inspection...................................................................10

        4.3    Assignment of Rights to Financial Information................................10

        4.4    Proprietary Information and Non-Competition Agreements.......................10

        4.5    Confidentiality Agreement....................................................11


                                       i.

                               TABLE OF CONTENTS
                                  (CONTINUED)

        4.6    Insider Transactions.........................................................11

        4.7    Employee Stock and Option Plans..............................................11

        4.8    Financial Updates to Board...................................................11

        4.9    Termination of Covenants.....................................................11

V.      RIGHTS OF FIRST REFUSAL.............................................................11

        5.1    New Securities...............................................................11

        5.2    Outstanding Securities.......................................................13

VI.     MISCELLANEOUS.......................................................................13

        6.1    Governing Law................................................................13

        6.2    Survival.....................................................................13

        6.3    Successors and Assigns.......................................................14

        6.4    Separability.................................................................14

        6.5    Amendment and Waiver.........................................................14

        6.6    Delays or Omissions..........................................................14

        6.7    Notices, etc.................................................................15

        6.8    Attorneys' Fees..............................................................15

        6.9    No Investment Obligation.....................................................15

        6.10   Aggregation and Affiliate Status.............................................15

        6.11   Entire Agreement.............................................................15

        6.12   Titles and Subtitles.........................................................15

        6.13   Counterparts.................................................................15


                                      ii.

                           REPEATER TECHNOLOGIES, INC.



        THIS SEVENTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (the "Agreement") is entered into as of _______________, 2000, by and among REPEATER TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and those purchasers of the Company's securities set forth on Exhibit A hereto (the "Purchasers").

                                 I. DEFINITIONS

        1.1 "RESTRICTED SECURITIES" shall mean the securities of the Company required to bear the legend set forth in Section 3.2 hereof (or any similar legend).

        1.2 "REGISTRABLE SECURITIES" shall mean (i) shares of the Company's Common Stock issued or issuable pursuant to the conversion of the Company's Series A Preferred Stock (the "Series A Stock"), Series B Preferred Stock (the "Series B Stock"), Series C Preferred Stock (the "Series C Stock"), Series D Preferred Stock (the "Series D Stock"), Series E Preferred Stock (the "Series E Stock"), Series AA Preferred Stock (the "Series AA Stock"), Series BB Preferred Stock (the "Series BB Stock"), Series CC Preferred Stock (the "Series CC Stock"), Series DD Preferred Stock (the "Series DD Stock") and Series EE Preferred Stock (the "Series EE Stock"), (ii) shares of the Company's Common Stock issued or issuable upon exercise of the Warrants granted in connection with the Company's interim financings in 1985, 1986 and 1990 (the "Prior Warrants"), (iii) shares of the Company's Common Stock issued upon exercise of Warrants granted in connection with the Series A Preferred Stock Purchase Agreements dated April 17, 1987 and November 23, 1988 pursuant to Warrant Agreements of even date therewith (the "1987 Warrants" and the "1988 Warrants" respectively), (iv) shares of the Company's Common Stock issued upon exercise of Warrants granted in 1995 (the "1995 Warrants"), (v) shares of Series BB Preferred Stock issued upon exercise of Warrants granted in connection with the Company's 1997 Series BB and Warrant financing (the "1997 Warrants"), (vi) shares of Series DD Preferred Stock issued or issuable upon conversion of convertible debentures issued pursuant to the Debenture Purchase Agreement dated November 25, 1998 (the "Series DD Convertible Debentures"), (vii) shares of the Company's Common Stock issued or issuable upon conversion of the Series DD Preferred Stock, (viii) shares of Series EE Preferred Stock issued or issuable upon conversion of convertible debentures (the "Series EE Convertible Debentures") issued pursuant to the Convertible Debenture and Warrant Purchase Agreement dated as of the date hereof (the "Debenture Purchase Agreement"), (ix) shares of Series EE Preferred Stock issuable upon exercise of warrants issued pursuant to the Debenture Purchase Agreement ("2000 Warrants"), (x) shares of the Company's Common Stock issued or issuable upon conversion of the Series EE Preferred Stock, and (xi) any Common Stock of the Company issued or issuable in respect of any of such shares upon any stock split, stock dividend, recapitalization or similar event. References to securities in the foregoing definitions shall be deemed to include the securities issued by Repeater Technologies, Inc., a California corporation, as reincorporated in Delaware on May 18, 2000.

        1.3 THE TERMS "REGISTER," "REGISTERED" AND "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of

1933, as amended (the "Securities Act"), and the declaration or ordering of the effectiveness of such registration statement.

        1.4 "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Sections 3.4, 3.5 and 3.8 hereof, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, fees and disbursements of one special counsel for all Holders which shall be the same as counsel for the Company unless the holders of a majority of the Registrable Securities of the selling Holders specify otherwise, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

        1.5 "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions, and stock transfer taxes applicable to the securities registered by the Holders.

        1.6 "HOLDER" shall mean any holder of Registrable Securities, or any transferee of such Holder under Section 3.14, which have not been sold to the public.

        1.7 "PREFERRED STOCK" shall mean shares of the Company's Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series E Stock, Series AA Stock, Series BB Stock, Series CC Stock, Series DD Stock and Series EE Stock.

       II. AMENDMENT AND RESTATEMENT OF PRIOR INVESTORS' RIGHTS AGREEMENT

        Effective and contingent upon the first closing of the sale of Convertible Debentures of the Company pursuant to the Convertible Debenture Purchase Agreement, that certain Sixth Amended and Restated Investors' Rights Agreement dated as of November 25, 1998, as amended by Amendment No. 1 to the Sixth Amended and Restated Investors' Rights Agreement dated July 8, 1999 (the "Sixth Amended and Restated Investors' Rights Agreement"), by and among the Company and certain holders of the Company's securities shall be null and void and superseded by the rights and obligations set forth in this Agreement.

                   III. REGISTRATION; RESTRICTIONS ON TRANSFER

        3.1 RESTRICTIONS ON TRANSFERABILITY. The Registrable Securities shall not be transferable except upon the conditions specified in this Article III, which conditions are intended to ensure compliance with the provisions of the

        Securities Act. Each Holder will cause any proposed transferee of Registrable Securities held by a Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this
Article III.

        3.2 RESTRICTIVE LEGEND. Each certificate representing Preferred Stock or Registrable Securities shall (unless otherwise permitted by the provisions of Section 3.3 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR EXCEPT PURSUANT TO RULE 144. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

        3.3 NOTICE OF PROPOSED TRANSFERS. The holder of each certificate representing Preferred Stock or Registrable Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 3.3. Prior to any proposed transfer of any Preferred Stock or Registrable Securities, unless there is in effect a Registration Statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall, if the Company so requests, be accompanied (except in transactions in compliance with Rule 144) by either (i) an unqualified written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Preferred Stock or Registrable Securities may be effected without registration under the Securities Act, or (ii) a "No Action" letter from the Securities and Exchange Commission (the "Commission") to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Preferred Stock or Registrable Securities shall be entitled to transfer such Preferred Stock or Registrable Securities in accordance with the terms of the notice delivered by the holder to the Company; provided, however, that no opinion or No Action letter need be obtained with respect to a transfer to (A) a partner, active or retired, of a Holder, (B) the estate of any such partner, or (C) an "affiliate" of a Holder, as that term is defined in Rule 405 promulgated by the Commission under the Securities Act, if the transferee agrees to be subject to the terms hereof. Each certificate evidencing the Preferred Stock or Registrable Securities transferred as above provided shall bear the appropriate restrictive legend set forth in Section 3.2 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for the Company such legend is not required in order to establish compliance with any provisions of the Securities Act.

        3.4 REQUESTED REGISTRATION.

               (a) REQUEST FOR REGISTRATION. In case the Company shall receive from any Holder or group of Holders holding at least 35% of the Registrable Securities a written request that the Company effect any registration, qualification, or compliance with respect to such Holder's or Holders' Registrable Securities having an anticipated aggregate offering price of at least $10,000,000, the Company will:

               (i) promptly give written notice of the proposed registration, qualification, or compliance to all other Holders; and

               (ii) as soon as practicable, use its best efforts to effect such registration, qualification, or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws, and appropriate compliance with applicable regulations promulgated under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification, or compliance pursuant to this Section 3.4:

                      (A) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                      (B) prior to November 25, 2001, or six months following the close of the Company's initial underwritten public offering, whichever shall first occur;

                      (C) after the Company has effected two such registrations pursuant to this subparagraph 3.4(a), such registrations have been declared or ordered effective and the securities offered pursuant to such registration have been sold.

        Subject to the foregoing clauses (A) through (C), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of any Holder or Holders. If, however, the Company shall furnish to the Holder or Holders requesting a registration statement pursuant to this Section 3.4, a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and that it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Holder or Holders requesting such registration; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

               (b) UNDERWRITING. If the Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to
Section 3.4 and the Company shall include such information in the written notice referred to in Section 3.4(a)(i). The right of any Holder to registration pursuant to Section 3.4 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested (unless otherwise mutually agreed by a majority in interest of the Holders) to the extent provided herein.

        The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Holders requesting registration and reasonably acceptable to the company. Notwithstanding any other provision of this Section 3.4, if the managing underwriter advises the Holders in writing that the marketing factors require a limitation of the number of shares to be underwritten, then, subject to the provisions of Section 3.4(a), shares will be excluded from such underwriting as follows: securities (other than Registrable Securities) held by officers or directors of the Company shall first be excluded; second, if required, all securities (other than Registrable Securities) shall be excluded on a pro rata basis; and third, if required, the Registrable Securities requested to be registered under this Section 3.4 shall be excluded on a pro rata basis. No Registrable Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration.

        If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the managing underwriter, and the other Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration; provided, however, that if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then, the Company shall offer to all Holders who have included Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 3.4(b). If the registration does not become effective due to the withdrawal of Registrable Securities, then, unless the withdrawal was due to the discovery by the withdrawing Holder of material information relating to the registration that was not previously known by such Holder, either, at the option of a majority of the Holders requesting such registration, (1) the Holders requesting registration shall reimburse the Company for expenses incurred in complying with the request or (2) the aborted registration shall be treated as effected for purposes of Section 3.4(a)(ii)(C).

        3.5 COMPANY REGISTRATION.

               (a) NOTICE OF REGISTRATION. If at any time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than (i) a registration relating solely to employee benefit plans or (ii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

                      (i) promptly give to each Holder of the Company written notice thereof; and

                      (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable

Securities specified in a written request or requests, made within 15 days after receipt of such written notice from the Company, by any Holder or Holders.

                      (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to subsection 3.5(a)(i). In such event the right of any Holder to registration pursuant to this Section 3.5 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall, together with the Company and the other parties distributing their securities through such underwriting, enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 3.5, if the underwriter shall advise the Company in writing that marketing factors (including, without limitation, an adverse effect on the per share offering price) require a limitation of the number of shares to be underwritten, then shares (other than securities to be sold for the account of the Company), shall be excluded as follows: securities (other than Registrable Securities) and second, if required, the Registrable Securities requested to be registered shall be excluded on a pro rata basis; provided, however, that in connection with any registration under this Section 3.5, other than the registration pertaining to the Company's initial public offering of securities, the amount of Registrable Securities of the selling Holders to be included in the offering shall not be reduced below 50% of the securities included in such offering. No Registrable Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration.

        If any Holder disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. Any securities so withdrawn shall also be withdrawn from registration. If by the withdrawal of such securities a greater number of securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included securities in the registration the right to include additional securities in the same proportion used in determining the underwriter limitation in this paragraph 3.5(b).

        3.6 EXPENSES OF REGISTRATION. Except as set forth in Section 3.4(b), the Registration Expenses incurred in connection with (i) registrations pursuant to
Section 3.4, (ii) all registrations pursuant to Section 3.8 below, and (iii) all registrations pursuant to Section 3.5 shall be borne by the Company. Unless otherwise stated, all Selling Expenses relating to securities registered by the Holders shall be borne by the holders of such securities pro rata on the basis of the number of shares so registered.

        3.7 REGISTRATION PROCEDURES. In the case of each registration, qualification, or compliance effected by the Company pursuant to this Article III, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification, and compliance and as to the completion thereof. At its expense, the Company will:

               (a) Keep such registration, qualification, or compliance effective for a period of 120 days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; and

               (b) Furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request.

        3.8 REGISTRATION ON FORM S-3. In addition to the rights set forth in
Section 3.4, if Holder or Holders of at least 25% of the then outstanding Registrable Securities of the Company request that the Company file a registration statement on Form S-3 (or any successor thereto) for a public offering of shares of such Registrable Securities, the reasonably anticipated aggregate price to the public of which would exceed $3,000,000, and the Company is a registrant entitled to use Form S-3 to register securities for such an offering, the Company shall use its best efforts to cause such shares to be registered for the offering on such form (or any successor thereto), provided, however, that the Company shall not be required to effect any such registration within 180 days of the effective date of any registration statement pertaining to an underwritten public offering of the Company's securities or if the Company has, within the 12 month period preceding the date of such request, already effected a registration on Form S-3 for the Holders pursuant to this Section 3.8.

        3.9 TERMINATION OF REGISTRATION RIGHTS. The registration rights granted pursuant to this Article III shall terminate as to each Holder at such time as all Registrable Securities or held by such Holder (including any Common Stock issued upon conversion of the Preferred Stock of each Holder) can be sold without compliance with the registration requirements of the Securities Act pursuant to Rule 144(k).

        3.10 LOCKUP AGREEMENT. In consideration for the Company agreeing to its obligations under this Article III, each Holder and each transferee pursuant to
Section 3.14 hereof agrees (but only if each Company officer, director and shareholder beneficially owning 5% or more of the Company's equity securities, and each shareholder selling shares in such offering, also agrees), in connection with the initial registration of the Company's securities, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as the Company or the underwriters may specify. The Holders agree that the Company may instruct its transfer agent to place stop-transfer notations in its records to enforce the provisions of this Section 3.10.

        3.11 INDEMNIFICATION. The Company will indemnify each Holder, each of its officers, directors, and partners, and such Holder's legal counsel and independent accountants, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Article III, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages, and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular, or other document, or any amendment or supplement thereto, incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or under state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, and partners, and such Holder's legal counsel and independent accountants, and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing, or defending any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

               (a) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification, or compliance is being effected, severally and not jointly, indemnify the Company, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages, and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, legal counsel, independent accountants, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holders hereunder shall be limited to an amount equal to the net proceeds after expenses and commissions to each such Holder of Registrable Securities sold as contemplated herein.

               (b) Each party entitled to indemnification under this Section
3.11 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article III, except to the extent, but only to the extent, that the Indemnifying Party's ability to defend against such claim or litigation is impaired as a result of such failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

        3.12 INFORMATION BY HOLDER. Each Holder including securities of the Company in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing and as shall be required in connection with any registration, qualification, or compliance referred to in this Article III.

        3.13 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Preferred Stock and/or Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

               (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

               (b) Use its best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") (at any time after it has become subject to such reporting requirements);

               (c) So long as a Holder owns Preferred Stock and/or Registrable Securities to furnish to the Holder forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public) and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as a

Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

        3.14 TRANSFER OF REGISTRATION RIGHTS. The right to cause the Company to register securities granted Holders under Sections 3.4, 3.5, and 3.8 may be assigned to a transferee or assignee who acquires at least 25,000 shares of Preferred Stock (or securities convertible thereinto) (or Common Stock issued upon conversion of the Preferred Stock or a combination of such Common Stock and Preferred Stock) then held by such Holder, provided that the Company is given written notice of such assignment prior to such assignment. In addition, rights to cause the Company to register securities may be freely assigned to any constituent partner of a Holder, where such Holder is a partnership, or to any affiliate (as that term is defined in Rule 405 promulgated by the Commission under the Securities Act) or any officer, director, or principal shareholder thereof, where such Holder is a corporation.

                          IV. COVENANTS OF THE COMPANY

        The Company hereby covenants and agrees as follows:

        4.1 ANNUAL FINANCIAL INFORMATION. The Company will furnish the following reports to each Holder for so long as such Holder (together will all of its affiliates) is a holder of more than 5% of any series of Preferred Stock, as soon as practicable after the end of each fiscal year, and in any event within 90 days thereafter: (i) consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of such fiscal year, and (ii) consolidated statement of income and consolidated statement of cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified in an unqualified opinion by a national accounting firm selected by the Company.

        4.2 INSPECTION. For so long as a Holder is eligible to receive reports under Section 4.1, it shall also have the right, at its expense, to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss their affairs, finances, and accounts with their officers, all at such reasonable times and as often as may be reasonably requested.

        4.3 ASSIGNMENT OF RIGHTS TO FINANCIAL INFORMATION. The rights granted pursuant to Sections 4.1 and 4.2 may be assigned or otherwise conveyed by any Holder or by any subsequent transferee of any such rights, upon written notice to the Company; provided, however, that such rights may not be transferred to any transferee who the Company, acting in good faith, deems to be a competitor of the Company.

        4.4 PROPRIETARY INFORMATION AND NON-COMPETITION AGREEMENTS. The Company will require each person employed by the Company in a technical or management position, whether at present or in the future, to execute a Proprietary Information Agreement in the Company's standard form, as a condition of such employment. The Company will also require certain key employees to enter into non-competition agreements as a condition of their continued employment.

        4.5 CONFIDENTIALITY AGREEMENT. Each Holder agrees that it will use its best efforts to hold any information such Holder receives after the date of this Agreement regarding the Company pursuant to Section 4.1 or 4.2, or while in attendance at meetings of the Board of Directors, and which the Company deems to be confidential, in confidence and will use its best efforts not to disclose such information without the prior consent of the Company, except to the extent such information: (i) is or becomes publicly known from a source other than a Holder, (ii) is made publicly known by the Company, (iii) is known by the Holder at the time of disclosure by the Company or (iv) is disclosed to the Holder by a source other than the Company or another Holder free of any obligation of confidentiality. Notwithstanding the foregoing, the Company will collaborate with each Holder as necessary to develop mutually agreed-upon information which such Holder can provide to its investors.

        4.6 INSIDER TRANSACTIONS. The Company will not enter into any material insider transactions without the approval of a majority of the representatives of the Holders, if any, to the Board of Directors.

        4.7 EMPLOYEE STOCK AND OPTION PLANS. The Company will not sell shares of its Common Stock or options to purchase shares of its Common Stock to its employees except pursuant to an existing plan and any future plan approved by a unanimous vote of the Board of Directors of the Company.

        4.8 FINANCIAL UPDATES TO BOARD. At each meeting of the Board of Directors of the Company, each member of the Board of Directors will receive actual and forecasted updated financial statements for the current year by quarter.

        4.9 TERMINATION OF COVENANTS. Notwithstanding anything to the contrary set forth herein, the covenants set forth in this Article IV shall terminate and be of no further force or effect on or after the date of the first sale of the Company's securities pursuant to which a registration statement is filed by the Company under the Securities Act in connection with an underwritten public offering of its securities.

                           V. RIGHTS OF FIRST REFUSAL

        5.1 NEW SECURITIES The Company hereby grants to the holders of the Series DD Convertible Debentures and the holders of the Series EE Convertible Debentures (the "Debenture Holders") and the Series CC Preferred Stock, Series DD Preferred Stock and Series EE Preferred Stock (the "Series CC, DD and EE Holders," and, together with the Debenture Holders, the "Rightholders") the right of first refusal to purchase such Rightholder's pro rata share of "New Securities" (as defined in this Section 5.1) that the Company may propose to sell and issue. Such Rightholder's pro rata share, for purposes of this right of first refusal, is the ratio of (X) the number of shares of Registrable Securities with respect to which such Rightholder is deemed to be a holder immediately prior to the issuance of such New Securities to (Y) the total number of outstanding shares of Common Stock on an as-converted basis. For all purposes in this Agreement of determining the Preferred Stock held by a Purchaser, all Series DD Convertible Debentures and Series EE Convertible Debentures shall be treated as if converted to

Series DD Preferred and Series EE Preferred Stock, respectively. This right of first refusal shall be subject to the following provisions:

        (a) "New Securities" shall mean any Common Stock and Preferred Stock of the Company whether or not authorized on the date hereof, and rights, options, or warrants to purchase said Common Stock or Preferred Stock and securities of any type whatsoever that are, or may become, convertible into said Common Stock or Preferred Stock; provided, however, that "New Securities" does not include the following:

               (i) shares of Common Stock, or options to purchase shares of Common Stock, issued, issuable or granted to officers, directors, and employees of or consultants to the Company pursuant to stock plans or option plans approved by the Board of Directors;

               (ii) shares of Common Stock issuable upon conversion of the Preferred Stock;

               (iii) securities of the Company offered to the public pursuant to a registration statement filed under the Securities Act;

               (iv) securities of the Company issued in connection with strategic transactions approved by the Board of Directors of the Company;

               (v) securities of the Company issued pursuant to the acquisition of another corporation by the Company by merger, purchase of all or substantially all of the assets, or other reorganization whereby the Company owns more than fifty percent (50%) of the voting power of such other corporation, so long as such transactions were approved by the Board of Directors of the Company;

               (vi) shares of stock issuable upon conversion of convertible debentures;

               (vii) shares of stock issuable upon exercise of warrants; or

               (VIII) securities issued in connection with any stock split, stock dividend, or recapitalization by the Company.

        (b) In the event that Company proposes to undertake an issuance of New Securities, the Company shall give each Rightholder written notice of its intention, describing the type of New Securities, the price, and the general terms upon which the Company proposes to issue the same. Each Rightholder shall have 20 days after receipt of such notice to agree to purchase its pro rata share of such New Securities at the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

        (c) In the event that any Rightholder fails to exercise in full the right of first refusal within the 20-day period specified above, the Company shall have 120 days thereafter to sell (or enter into an agreement pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within 60 days from the date of said agreement) any remaining New Securities respecting which the Rightholders' Rights were not exercised, at a price and upon terms no more favorable to the purchasers thereof than specified in the Company's notice to the Rightholders. In the event the Company has not sold any remaining New Securities within such 120 day period (or sold and issued New Securities in accordance with the foregoing within 60 days from the date of such agreement) the Company shall not thereafter issue or sell any New Securities, without first offering such New Securities to the Rightholders in the manner provided above.

               (d) The right of first refusal granted under this Section 5.1 shall not apply to, and shall terminate on the earlier of (i) the date of a liquidation, dissolution or winding up of the Company pursuant to Section 3 of the Articles of Incorporation, or (ii) the date upon which a registration statement filed by the Company under the Securities Act, in connection with an underwritten public offering, first becomes effective.

               (e) This right of first refusal is nonassignable except to any transferee to whom registration rights may be transferred pursuant to Section 3.14.

        5.2 OUTSTANDING SECURITIES. If (i) the Company receives notice under
Section 10.1(a) of the Company's Bylaws of the proposed sale of shares of the Company's capital stock by (A) an officer of the Company, (B) a director of the Company or (C) a holder of at least 5% of the Company's capital stock (determined on an as-converted-to Common Stock basis) and (ii) the Company elects not to purchase such shares pursuant to the right of first refusal in favor of the Company provided in Section 10.1 of the Company's Bylaws, then the Company shall within ten days of such notice assign its right of first refusal to the Rightholders (on a pro-rata basis with respect to the number of shares of Common Stock (as determined on an as-converted-basis) by each such holder) and provide notice of such assignment to such holders and, thereafter, shall take such actions as are reasonably necessary to permit such holders to exercise such right of first refusal.

        5.3 WAIVER OF RIGHT OF FIRST REFUSAL. The rights of the Rightholders under Section 5.1 of the Sixth Amended and Restated Investors' Rights Agreement to (i) notice of the issuance of the Series EE Convertible Debentures and 2000 Warrants and (ii) purchase their pro-rata shares of such debentures and warrants, are hereby waived.

                                VI. MISCELLANEOUS

        6.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California.

        6.2 SURVIVAL. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

        6.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

        6.4 SEPARABILITY. In case any provision of the Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        6.5 AMENDMENT AND WAIVER.

               (a) This Agreement may be amended or modified only upon the written consent of the Holders of not less than 66-2/3% of the Registrable Securities; provided, however, that the rights set forth in paragraph 3.5 of this Agreement may be amended or modified only with the written consent of the Company and Holders of more than 66-2/3% of the aggregate outstanding shares of Registrable Securities.

               (b) The obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of the Holders of not less than 66-2/3% of the Registrable Securities; provided, however, that the obligations of the Company and the rights of the Holders set forth in
Section 3.5 of this Agreement may be waived only with the written consent of the Company and Holders of more than 66-2/3% of the aggregate outstanding shares of Registrable Securities.

               (c) Except to the extent provided in this Section 6.5, neither this Agreement nor any provision hereof may be changed, waived, discharged, or terminated, except by a statement in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought.

        6.6 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

        6.7 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by registered or certified mail, return receipt requested, postage prepaid, by means of a nationally recognized overnight courier service, by telex or by facsimile, addressed or sent: (a) if to a Holder, at such Holder's address or facsimile number as set forth on the Company's records, or at such other address or facsimile number as such Holder shall have furnished to the Company in writing, or (b) if to the Company, at its address or facsimile number as set forth at the end of this Agreement, or at such other address or facsimile number as the Company shall have furnished to the Holders in writing.

        6.8 ATTORNEYS' FEES. If legal action is brought to enforce or interpret this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and legal costs in connection therewith.

        6.9 NO INVESTMENT OBLIGATION. The Company and each of the Purchasers hereby agree and acknowledge that the Purchasers, individually and jointly, are under no express or implied obligation to continue to invest in the Company. The decision to make any future investments in the Company is within the complete and absolute discretion of each Purchaser.

        6.10 AGGREGATION AND AFFILIATE STATUS. For purposes of determining the amount of shares or Registrable Securities held by a Purchaser or Holder, all shares or Registrable Securities held by entities affiliated with such Purchaser or Holder shall be aggregated with the shares or Registrable Securities held by such Purchaser or Holder. For such purpose, all entities under the management of Chancellor LGT Asset Management shall be deemed to be affiliates of each other and of Chancellor LGT Asset Management.

        6.11 ENTIRE AGREEMENT. The Company and each of the Purchasers hereby agrees and acknowledges that this Agreement and all exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof. There are no other agreements or understandings with respect to the subject matter set forth herein, express or implied, other than this Agreement.

        6.12 TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

        6.13 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

REPEATER TECHNOLOGIES, INC.


By:___________________________________
    Ken Kenitzer
    President


PURCHASER:

CHARTER GROWTH CAPITAL, L.P.


By:___________________________________
    Name: Kevin J. McQuillan
    Title: General Partner

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

REPEATER TECHNOLOGIES, INC.


By:_________________________________
    Ken Kenitzer
    President


PURCHASER:

CHARTER GROWTH CAPITAL CO-INVESTMENT FUND, L.P.


By:_________________________________
    Name: Kevin J. McQuillan
    Title: General Partner

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

REPEATER TECHNOLOGIES, INC.


By:_________________________________
    Ken Kenitzer
    President


PURCHASER:

CITIVENTURE 96 PARTNERSHIP FUND, L.P.


By:_________________________________

Name:_______________________________

Title:______________________________

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

REPEATER TECHNOLOGIES, INC.


By:_________________________________
    Ken Kenitzer
    President


PURCHASER:

NAZEM & COMPANY


By:_________________________________

Name:_______________________________

Title:______________________________

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

REPEATER TECHNOLOGIES, INC.


By:_________________________________
    Ken Kenitzer
    President


PURCHASER:

OAK INVESTMENT PARTNERS VI, L.P.


By:_________________________________
    Name:  Bandel Carano
    Title:    Managing Member

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

REPEATER TECHNOLOGIES, INC.


By:_________________________________
    Ken Kenitzer
    President


PURCHASER:

OAK VI AFFILIATES FUND, L.P.


By:_________________________________
    Name:  Bandel Carano
    Title:    Managing Member

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

REPEATER TECHNOLOGIES, INC.


By:_________________________________
    Ken Kenitzer
    President


PURCHASER:

TRANS CAPITAL SDN. BHD.


By:_________________________________

Name:_______________________________

Title:______________________________

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

REPEATER TECHNOLOGIES, INC.


By:_________________________________
    Ken Kenitzer
    President


PURCHASER:

NAZEM & COMPANY IV, L.P.


By:_________________________________

Name:_______________________________

Title:______________________________

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

REPEATER TECHNOLOGIES, INC.


By:_________________________________
    Ken Kenitzer
    President


PURCHASER:

TRANSATLANTIC VENTURE FUND


By:_________________________________

Name:_______________________________

Title:______________________________

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

REPEATER TECHNOLOGIES, INC.


By:_________________________________
    Ken Kenitzer
    President


PURCHASER:

J.F. SHEA COMPANY, INC., AS NOMINEE 1990-13


By:_________________________________

Name:_______________________________

Title:______________________________

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

REPEATER TECHNOLOGIES, INC.


By:_________________________________
    Ken Kenitzer
    President


PURCHASER:

BRENTWOOD ASSOCIATES VI


By:_________________________________

Name:_______________________________

Title:______________________________

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

REPEATER TECHNOLOGIES, INC.


By:_________________________________
    Ken Kenitzer
    President


PURCHASER:

CHANCELLOR LGT PRIVATE CAPITAL OFFSHORE PARTNERS II


By:_________________________________

Name:_______________________________

Title:______________________________

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

REPEATER TECHNOLOGIES, INC.


By:_________________________________
    Ken Kenitzer
    President


PURCHASER:

HALLADOR VENTURE FUND II, A CALIFORNIA LIMITED PARTNERSHIP


By:_________________________________

Name:_______________________________

Title:______________________________

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

REPEATER TECHNOLOGIES, INC.


By:_________________________________
    Ken Kenitzer
    President


PURCHASER:

BAY PARTNERS IV


By:_________________________________

Name:_______________________________

Title:______________________________

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

REPEATER TECHNOLOGIES, INC.


By:_________________________________
    Ken Kenitzer
    President


PURCHASER:

CHANCELLOR LGT PRIVATE CAPITAL III


By:_________________________________

Name:_______________________________

Title:______________________________

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

REPEATER TECHNOLOGIES, INC.


By:_________________________________
    Ken Kenitzer
    President


PURCHASER:

HMS CAPITAL PARTNERS


By:_________________________________

Name:_______________________________

Title:______________________________

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

REPEATER TECHNOLOGIES, INC.


By:_________________________________
    Ken Kenitzer
    President


PURCHASER:

JOHN E. ROGERS & LOIS A. ROGERS JTWROS


By:_________________________________

Name:_______________________________

Title:______________________________

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

REPEATER TECHNOLOGIES, INC.


By:_________________________________
    Ken Kenitzer
    President


PURCHASER:

HMS CAPITAL PARTNERS (ANNEX)


By:_________________________________

Name:_______________________________

Title:______________________________

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

REPEATER TECHNOLOGIES, INC.


By:_________________________________
    Ken Kenitzer
    President


PURCHASER:

CHANCELLOR LGT PRIVATE CAPITAL OFFSHORE PARTNERS I


By:_________________________________

Name:_______________________________

Title:______________________________

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

REPEATER TECHNOLOGIES, INC.


By:_________________________________
    Ken Kenitzer
    President


PURCHASER:

HMS GROUP (1)


By:_________________________________

Name:_______________________________

Title:______________________________

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

REPEATER TECHNOLOGIES, INC.


By:_________________________________
    Ken Kenitzer
    President


PURCHASER:

CALIFORNIA BPIV L.P.


By:_________________________________

Name:_______________________________

Title:______________________________

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

REPEATER TECHNOLOGIES, INC.


By:_________________________________
    Ken Kenitzer
    President


PURCHASER:

FURMAN SELZ INVESTORS L.P.


By:_________________________________

Name:_______________________________

Title:______________________________

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

REPEATER TECHNOLOGIES, INC.


By:_________________________________
    Ken Kenitzer
    President


PURCHASER:

HARVEST TECHNOLOGY PARTNERS I


By:_________________________________

Name:_______________________________

Title:______________________________

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

REPEATER TECHNOLOGIES, INC.


By:_________________________________
    Ken Kenitzer
    President


PURCHASER:

HMS (OVERSEAS) PARTNERS


By:_________________________________

Name:_______________________________

Title:______________________________

                                    EXHIBIT A

                             SCHEDULE OF PURCHASERS

Bay Partners IV, L.P.
Brentwood Associates VI
California BPIV, L.P.
CGC Investors, L.P.
Chancellor LGT Private Capital Partners III, L.P.
Chancellor LGT Private Capital Offshore Partners I, C.V.
Chancellor LGT Private Capital Offshore Partners II, L.P.
Charter Growth Capital, L.P.
Charter Growth Capital Co-investment Fund L.P.
Citiventure 96 Partnership Fund, L.P.
Dixon R. Doll & Carol Doll as Trustees
DMW Investors '95
Doll Family Partnership
Hallador Venture Fund II, a California Limited Partnership
HMS Capital Partners
HMS Capital Partners (Annex) HMS Group HMS (Overseas) Partners Michael Hone as Trustee International Synergies Ltd.
J.F. Shea Company, Inc., as nominee 1990-13
Nazem & Company IV, L.P.
Oak Investment Partners VI, L.P.
Oak VI Affiliates Fund, L.P.
Kevin J. McQuillen
Spring Point Partners, L.P.
Edward F. Straube
Transatlantic Venture Fund
University of Michigan Business School Growth Fund
WA&H Investment, L.L.C.

                                    EXHIBIT F

                             SCHEDULE OF EXCEPTIONS

        This Schedule of Exceptions is made and given pursuant to Section 3 of the Convertible Debenture Purchase Agreement (the "Agreement") dated as of
July 11, 2000, by and among Repeater Technologies, Inc. (the "Company") and the Purchasers set forth on the Schedule of Purchasers attached thereto as EXHIBIT A. The section numbers in this Schedule of Exceptions correspond to the section numbers in the Agreement. Any terms used in this Schedule of Exceptions shall have the meanings defined for them in the Agreement unless otherwise defined herein.

        3.2 CAPITALIZATION.

        The Company has outstanding stock options to purchase 2,394,642 shares of its Common Stock pursuant to its 1990 Incentive Stock Plan, under which an aggregate of 2,716,910 shares have been authorized for issuance. The Company has outstanding stock options to purchase 1,093,104 shares of its Common Stock pursuant to its Key Executives Stock Option Plan, under which an aggregate of 1,351,544 shares have been authorized for issuance. The Company has outstanding stock options to purchase 545,850 shares of its Common Stock pursuant to its 2000 Equity Incentive Plan, under which an aggregate of 3,000,000 shares have been authorized for issuance. The Company has no outstanding stock options to purchase shares of its Common Stock pursuant to its 2000 Employee Stock Purchase Plan, under which an aggregate of 500,000 shares have been authorized for issuance.

        The Company has outstanding the following warrants to purchase Common
Stock:

           NAME OF                               NUMBER OF   PRICE PER        EXPIRATION
        WARRANTHOLDER                             SHARES      SHARE              DATE
        -------------                            ---------   ---------        ----------
    BAY PARTNERS IV                               6,749        $0.10       November 6, 2000
    BP IV                                           586        $0.10       November 6, 2000
    BRENTWOOD VI                                 40,917        $0.10       November 6, 2000
    CARL MARSZEWSKI                                 450        $0.10       November 6, 2000
    CLOYD MARVIN                                  1,840        $0.10       November 6, 2000
    DOLL FAMILY PARTNERSHIP                       3,027        $0.10       November 6, 2000
    DMW INVESTORS                                   409        $0.10       November 6, 2000
    DMW INVESTORS `95                               613        $0.10         March 10, 2002
    DMW INVESTORS `95                               613        $0.10         March 10, 2002
    ED TUCK                                         678        $0.10       November 6, 2000
    ERIC DI BENEDETTO                               204        $0.10       November 6, 2000
    FURMAN SELZ                                   4,552        $0.10       November 6, 2000
    G C & H                                         192        $0.10       November 6, 2000
    GOODMAN-E.KALISH TRUST                           41        $0.10       November 6, 2000
    GOODMAN-P.KALISH TRUST                           41        $0.10       November 6, 2000

                                       i.

           NAME OF                               NUMBER OF   PRICE PER        EXPIRATION
        WARRANTHOLDER                             SHARES      SHARE              DATE
        -------------                            ---------   ---------        ----------
    HALLADOR VENTURE FUND II                      8,800        $0.10       November 6, 2000
    HMS CAPITAL PARTNERS                          3,816        $0.10       November 6, 2000
    HMS CAPITAL PARTNERS (ANNEX)                  4,176        $0.10       November 6, 2000
    HMS OVERSEAS                                    245        $0.10       November 6, 2000
    INTERNATIONAL SYNERGIES                         409        $0.10       November 6, 2000
    J F SHEA                                      3,007        $0.10       November 6, 2000
    JOHN RICHARDSON                               1,022        $0.10       November 6, 2000
    KEN KENITZER                                    361        $0.10       November 6, 2000
    MICHAEL HONE                                    912        $0.10       November 6, 2000
    MICHIGAN BUSINESS SCHOOL GROWTH FUND            245        $0.10       November 6, 2000
    MOMS CC PARTNERS                              1,070        $0.10       November 6, 2000
    NAZEM IV                                     81,834        $0.10       November 6, 2000
    OAK INVESTMENT PARTNERS VI                   79,968        $0.10       November 6, 2000
    OAK VI AFFILIATES FUND                        1,865        $0.10       November 6, 2000
    TAO CHOW                                        204        $0.10       November 6, 2000
    TOTAL                                       248,846

        The Company has outstanding the following warrants to purchase Series BB Preferred Stock:

           NAME OF                               NUMBER OF   PRICE PER            EXPIRATION
        WARRANTHOLDER                             SHARES      SHARE                 DATE
        -------------                            ---------   ---------            ----------
    LIGHTHOUSE CAPITAL PARTNERS                  18,940        $2.64              July 31, 2004
    BAY PARTNERS IV                              36,434        $2.64            August 21, 2002
    BRENTWOOD ASSOCIATES VI                      26,882        $2.64            August 21, 2002
    CALIFORNIA BP IV                              3,168        $2.64            August 21, 2002
    DIXON R. DOLL                                 4,563        $2.64            August 21, 2002
    DOLL FAMILY PARTNERSHIP                         261        $2.64            August 21, 2002
    DMW INVESTORS `95                             1,630        $2.64            August 21, 2002
    HALLADOR VENTURE FUND II                     45,895        $2.64            August 21, 2002
    HMS CAPITAL PARTNERS                         46,388        $2.64            August 21, 2002
    MICHAEL HONE                                  2,930        $2.64            August 21, 2002
    INTERNATIONAL SYNERGIES                         652        $2.64            August 21, 2002
    J.F. SHEA CO.                                19,469        $2.64            August 21, 2002
    NAZEM & COMPANY IV                           90,122        $2.64            August 21, 2002
    OAK INVESTMENT PARTNERS VI                  277,614        $2.64            August 21, 2002
    OAK VI AFFILIATES FUND                        6,477        $2.64            August 21, 2002
    JOHN E. ROGERS                               27,252        $2.64            August 21, 2002

                                      ii.

           NAME OF                               NUMBER OF   PRICE PER        EXPIRATION
        WARRANTHOLDER                             SHARES      SHARE              DATE
        -------------                            ---------   ---------        ----------
TRANS CAPITAL                                   226,284        $2.64       August 21, 2002
    UNIVERSITY OF MICHIGAN GROWTH FUND              391        $2.64       August 21, 2002
    TOTAL                                       835,352

        The Company has outstanding the following warrants to purchase Series DD Preferred Stock:

           NAME OF                              NUMBER OF    PRICE PER        EXPIRATION
        WARRANTHOLDER                            SHARES       SHARE              DATE
        -------------                           ---------    ---------        ----------
    PHOENIX LEASING INCORPORATED                  3,955        $5.50       January 25, 2009
    TRANSAMERICA BUSINESS CREDIT                100,000        $5.50           July 8, 2006
    CORPORATION
    TOTAL                                       103,955

        The Company has outstanding the following debentures convertible into shares of Series DD Preferred Stock:

                      NAME OF DEBENTURE HOLDER                       PRINCIPAL AMOUNT
   BRENTWOOD ASSOCIATES VI, L.P.                                       $99,995.50
   CHANCELLOR LGT PRIVATE CAPITAL PARTNERS III, L.P.                    95,540.50
   CHANCELLOR LGT PRIVATE CAPITAL OFFSHORE PARTNERS I, C.V.             13,491.50
   CHANCELLOR LGT PRIVATE CAPITAL OFFSHORE PARTNERS II, L.P.           172,111.50
   CITIVENTURE 96 PARTNERSHIP FUND, L.P.                               386,985.50
   CHARTER GROWTH CAPITAL, L.P.                                      1,999,998.00
   CHARTER GROWTH CAPITAL CO-INVESTMENT FUND, L.P.                   7,875,004.50
   CGC INVESTORS, L.P.                                                 124,998.50
   DIXON R. DOLL AND CAROL DOLL AS TRUSTEES UTA                         51,870.50
   9-10-92 OF THE DIXON AND CAROL DOLL FAMILY TRUST
   DOLL FAMILY PARTNERSHIP                                               2,959.00
   DMW INVESTORS '95                                                    18,524.00
   HALLADOR VENTURE FUND II, A CALIFORNIA LIMITED PARTNERSHIP           99,995.50
   HMS GROUP                                                            49,995.00
   INTERNATIONAL SYNERGIES LTD.                                          7,403.00

                                      iii.

   J.F. SHEA CO., INC.                                                 499,999.50
   AS NOMINEE 1990-13
   NAZEM & COMPANY IV, L.P.                                          1,123,320.00
   OAK INVESTMENT PARTNERS VI, LIMITED PARTNERSHIP                   1,249,996.00
   TRANSATLANTIC VENTURE FUND                                        1,123,320.00
   UNIVERSITY OF MICHIGAN                                                4,438.50
   BUSINESS SCHOOL GROWTH FUND
   TOTAL                                                           $14,999,946.50


        3.5 AGREEMENTS; ACTION.

        (a) Certain directors, officers and employees of the Company have purchased shares of the Company's Preferred Stock in connection with equity financings of the Company.

        (b) The Company has filed with the Securities and Exchange Commission a Registration Statement on Form S-1, covering the offer and sale of 5,462,500 shares of its Common Stock for a proposed maximum aggregate offering price of $54,625,000.

                Loan and Security Agreement, dated July 8, 1999, between the Company and Transamerica Business Credit Corporation.

                Senior Loan and Security Agreement No. L6216, dated January 25, 1999, between the Company and Phoenix Leasing Incorporated.

                Master Equipment Lease Agreement, dated July 24, 1997, between the Company and Lighthouse Capital Partners II, L.P.

                Lease Line Schedule No. 1 to Master Equipment Lease Agreement No. 171, dated July 24, 1997, between the Company and Lighthouse Capital Partners II, L.P.

                Side Letter Agreement No.1 to Lease Line Schedule No. 1 to Master Equipment Lease Agreement No. 171, dated July 24, 1997, between the Company and Lighthouse Capital Partners II, L.P.

                Equipment Schedule No.2 to Lease Line Schedule No. 1 to Master Equipment Lease Agreement No. 171, dated October 20, 1997, between the Company and Lighthouse Capital Partners II, L.P.

                Equipment Schedule No.3 to Lease Line Schedule No. 1 to Master Equipment Lease Agreement No. 171, dated June 29, 1998, between the Company and Lighthouse Capital Partners II, L.P.


                                      iv.

                Equipment Schedule No.4 to Lease Line Schedule No. 1 to Master Equipment Lease Agreement No. 171, dated October 30, 1998, between the Company and Lighthouse Capital Partners II, L.P.

                Master Lease Agreement, dated December 1, 1995, between the Company and NEC America, Inc.

                Volume Purchase Agreement, dated February 4, 1998, between the Company and Clearnet, Inc.

                Volume Purchase Agreement, Issue 01, dated October 16, 1998, between the Company and Amica Wireless.

                Volume Purchase Agreement, Issue 03, dated August 26, 1998, between the Company and Alaska DigiTel, LLC.

                Volume Purchase Agreement, dated May 7, 1999, between the Company and Montana Wireless, Inc., DBA Blackfoot
                Communications.

                Assignment of Lease, dated March 1, 2000, between the Company and The Gwydion Company, LLC.

                Agreement, dated May 13, 1998, between the Company and US West Wireless, LLC, as amended by Amendment No. Two to Agreement No. 98050992, dated March 31, 1999, between the Company and US West Wireless, LLC.

                Volume Purchase Agreement, Issue 02, dated August 11, 1998, between the Company and Three Rivers PCS.

                Volume Purchase Agreement, Issue 02, dated May 27, 1998, between the Company and Virginia and West Virginia Alliance, Inc.

                Master Purchase Agreement for Equipment, Software and Services, dated August 29, 1999, between the Company and Sprint Spectrum L.P.

                General Purchase Agreement, dated January 12, 1999, between the Company and PrimeCo Personal Communications, L.P.

                Asset Purchase Agreement, dated November 4, 1999, among the Company, The Gwydion Company, LLC, Harry Ayvazian and Gary Grimes.

                Manufacturing License Agreement, dated as of January 29, 1991, between the Company and Sierra Digital.

                Lease, dated August 7, 1992, between the Company and The Sobrato 1979 Trust, as amended by the First Amendment to Lease, dated October 16, 1998, between the Company and Sobrato Interests II.


                                       v.

                Lease Financing Agreement, dated July 24, 1997, between the Company and Lighthouse Capital Partners.

                General Lease Agreement, dated as of October 1, 1996, between the Company and AT&T Capital Corporation and schedules thereto.

                Master Lease Agreement, dated as of October 30, 1995, between the Company and Comdisco, Inc. and schedules thereto.

                License Agreement, dated May 12, 1998, between the Company and Matthew Fuerter.

                Change of Control Agreement, dated November 3, 1999, between the Company and Timothy Marcotte.

        3.7 TITLE TO PROPERTIES AND ASSETS; LIENS, ETC. Pursuant to the Company's loan agreement with Transamerica Business Credit Corporation ("TBCC"), all of the Company's properties and assets are subject to a general lien. Pursuant to the Company's capital equipment leases, such leases are secured by a lien on the leased assets.

        3.8 PATENTS AND TRADEMARKS. The Company jointly owns certain receive diversity inventions relating to CDMA repeater technology with an employee pursuant to the License Agreement dated May 12, 1998, between the Company and Matthew Fuerter.

        3.9 COMPLIANCE WITH OTHER INSTRUMENTS.

        In connection with the Company's acquisition of substantially all of the assets and assumption of substantially all of the liabilities of The Gwydion Company LLC, the Company is in breach of Sections 5.17 and 5.23 of that certain Loan and Security Agreement, dated as of July 8, 1999, between the Company and TBCC. By letter dated April 10, 2000, TBCC waived such breaches.

        3.16 INSURANCE. The Company does not maintain sufficient insurance to replace its leased facilities should they be destroyed.


                                      vi.

                                    EXHIBIT H

                                     FORM OF
                AMENDED AND RESTATED MANAGEMENT RIGHTS AGREEMENT

This Agreement will confirm that REPEATER TECHNOLOGIES, INC. (the "Company") agrees that CHARTER GROWTH CAPITAL, L.P., CHARTER GROWTH CAPITAL CO-INVESTMENT FUND, L.P. and CGC INVESTORS, L.P. (collectively, the "Investors") shall have the following rights as long as any amount remains outstanding under any of the Company's Subordinated Unsecured Convertible Debentures dated November 25, 1998 or dated the Effective Date of this Agreement ("Debentures") held by any of the Investors or any of the Investors are stockholders of the Company:


1. The Investors shall be entitled to consult with and advise management of the Company on significant business issues, including management's proposed annual operating plans, and management will meet with the Investors regularly during each year at the Company's facilities at mutually agreeable times for such consultation and advice and to review progress in achieving said plans;

2. The Investors may examine the books and records of the Company and inspect its facilities, and will receive upon request information at reasonable times and intervals concerning the general status of the Company's financial condition and operations, provided that access to highly confidential proprietary information and facilities need not be provided;

3. The Company shall invite one representative of the Investors to attend all meetings of its Board of Directors (and all committees thereof) in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents and other material that it provides to its directors; provided, however, that the Company reserves the right to exclude such representative from access to any material or meeting or portion thereof if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information or for other similar reasons. Such representative may participate in discussions of matters brought to the Board.

4. The Company shall provide the Investors and/or their representative with unaudited quarterly financial statements as soon as practicable, but in no event later than 30 days after the end of each fiscal quarter.

5. The Company shall reimburse the Investors and/or their representative for all reasonable costs and expenses incurred by them in connection with the exercise of their rights under this Agreement.

The occurrence and continuation of the Company's breach of any of the above obligations shall constitute an "Event of Default" under the Debentures, in accordance with their terms, and make available to the Investors the rights and remedies set forth in the Debentures. For all purposes, including without limitation, of determining whether a breach of the above obligations has

                                       i.

occurred and is continuing, this Agreement shall be deemed to be a "Transaction Document" under the terms of the Debentures.

The aforementioned rights are intended to satisfy the requirement of management rights for purposes of qualifying each Investor's investment in the Company as a "venture capital investment" for purposes of the Department of Labor "plan asset" regulations, 29 C.F.R. Section 2510.3-101, and in the event the aforementioned rights are not satisfactory for such purpose, the Company and the Investors shall reasonably cooperate in good faith to agree upon mutually satisfactory management rights that satisfy such regulations.

The Investors agree, and any representative of the Investors will agree, to hold in confidence and trust and not use or disclose any confidential information provided to or learned by them in connection with their rights under this Agreement.

The rights described herein shall terminate and be of no further force or effect upon the consummation of a firmly underwritten public offering on Form S-1 or SB-2 of the Company's Common Stock, provided that the offering price to the public is at least $6.50 per share (after adjustments for any stock splits, stock dividends, stock combinations or other recapitalizations).

This Agreement amends and restates the Management Rights Agreement dated November 25, 1998 between the Company and the Investors in its entirety and such agreement is superceded hereby.

               [the remainder of this page is intentionally blank]


                                      ii.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute but one and the same instrument.

Agreed and accepted this ______ day of _______________, 2000 (the "Effective Date").

REPEATER TECHNOLOGIES, INC.                       CHARTER GROWTH CAPITAL, L.P.


By:________________________                       By:________________________
Name:______________________                       Name:______________________
Title:_____________________                       Title:_____________________

                                                  CHARTER GROWTH CAPITAL
                                                  CO-INVESTMENT FUND, L.P.


                                                  By:________________________
                                                  Name:______________________
                                                  Title:_____________________

                                                  CGC INVESTORS, L.P.

                                                  By:________________________
                                                  Name:______________________
                                                  Title:_____________________



                                      iii.